As filed with the Securities and Exchange Commission on March 7, 2013
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3668

THE WRIGHT MANAGED INCOME TRUST
440 Wheelers Farms Road
Milford, Connecticut 06461

Christopher A. Madden
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

WRIGHT
INVESTORS' SERVICE

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

ANNUAL REPORT

December 31, 2012

THE WRIGHT MANAGED EQUITY TRUST

THE WRIGHT MANAGED INCOME TRUST

- Wright Total Return Bond Fund
- Wright Current Income Fund

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed-income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright”, “WIS” or the “Adviser”). Over 34,000 global companies (covering 63 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Equities Fund would require a higher investment acceptance rating than the companies in the Selected Blue Chip Equities Fund.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (“S&P 500”) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the “Fund”) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (“ADR’s”) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index (“MSCI World ex U.S.”) by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.
(continued on inside back cover)

Table of Contents

Investment Objectives	inside front cover
Letter to Shareholders (Unaudited)	2
Management Discussion (Unaudited)	4
Performance Summaries (Unaudited)	8
Fund Expenses (Unaudited)	18
Management and Organization (Unaudited)	70
Board of Trustees Annual Approval of the Investment Advisory Agreement (Unaudited)	71
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	72

FINANCIAL STATEMENTS

The Wright Managed Equity Trust		The Wright Managed Income Trust

Wright Selected Blue Chip Equities Fund		Wright Total Return Bond Fund
Portfolio of Investments	20	Portfolio of Investments	45
Statement of Assets and Liabilities	22	Statement of Assets and Liabilities	50
Statement of Operations	22	Statement of Operations	50
Statements of Changes in Net Assets	23	Statements of Changes in Net Assets	51
Financial Highlights	24	Financial Highlights	52

Wright Major Blue Chip Equities Fund		Wright Current Income Fund
Portfolio of Investments	25	Portfolio of Investments	53
Statement of Assets and Liabilities	26	Statement of Assets and Liabilities	58
Statement of Operations	26	Statement of Operations	58
Statements of Changes in Net Assets	27	Statements of Changes in Net Assets	59
Financial Highlights	28	Financial Highlights	60

Wright International Blue Chip Equities Fund		Notes to Financial Statements	61
Portfolio of Investments	29
Statement of Assets and Liabilities	31	Report of Independent Registered Public Accounting Firm	68
Statement of Operations	31
Statements of Changes in Net Assets	32	Federal Tax Information (Unaudited)	69
Financial Highlights	33

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information (Unaudited)	44

Letter to Shareholders (Unaudited)

Dear Shareholder:

Stocks – and bonds – produced better returns in 2012 than most expected a year ago, despite a global economic environment compromised by recession in Europe and Japan, below-par growth in the United States and, for good measure, gridlock in Congress. It no doubt helped that the Federal Reserve and most of the world’s central banks continued to flood the markets with low-cost money and assurances that interest rates will remain low ad infinitum. While concern over the U.S. “fiscal cliff” produced some anxious moments as the year wound down, U.S. stock market averages still managed to end 2012 near five-year highs. Bonds boasted positive returns for 2012, with the riskier classes of the fixed-income markets generally earning higher returns as market volatility receded and investors clamored for yield. High-yield bonds finished 2012 with returns approximating the 16% total return on the S&P 500. Foreign stocks outdistanced their U.S. counterparts for the first time since 2009.

As the U.S. taxpayers’ date with the fiscal cliff approached, the Federal Reserve unveiled a new tranche of Quantitative Easing (QE4) to reduce the risk of recession in 2013. On top of the QE3 program of mortgage bond buying announced in September (at a $40 billion per month clip), the Fed upped the ante with an additional $45 billion a month in Treasury bond purchases in an attempt to keep downward pressure on interest rates in order to stimulate economic activity. During the summer of 2012, Mario Draghi, president of the European Central Bank, pledged that “the ECB is ready to do whatever it takes to preserve the euro.” These assurances come along with projections from the Federal Open Market Committee that its “target range for the federal funds rate at 0 to 1/4 percent will be appropriate at least as long as the unemployment rate remains above 6½%, inflation between one and two years ahead is (expected to be no more than 2.5%)…and longer-term inflation expectations continue to be well anchored.” In the slow growth, low inflation climate envisioned for 2013, it is hard to get excited about interest rate risk until the central banks swing over from the side of growth to the inflation-fighting side.

After trying, with some success, to support prices for five years, the Fed may have more “success” in engineering higher inflation in 2013. It is virtually impossible for prices to increase markedly without rising wage rates, and since the U.S. is only two months off the lowest rate of year-on-year increase in average hourly earnings in nearly five decades (1.3%), inflation pressures figure to build only slowly. In other words, the U.S. is not likely to have an inflation problem until personal incomes grow fast enough to afford higher prices. Until that happens, consumers will eschew higher priced goods for lower priced ones, to the extent they are interchangeable. With the Fed’s massive injections of quantitative easing, one suspects that an inflationary pulse is being generated, but so long as money velocity remains depressed, that pulse is likely to remain weak.

Another factor weighing on the inflation outlook is the output gap, the degree to which the U.S. economy and other developed economies are operating below their potential. The IMF estimates that the output gap for the advanced economies of the world is in the neighborhood of 3%, down from the 3.5% gap that existed at the depths of the global recession in 2009. By the Congressional Budget Office’s reckoning, the U.S. economy is running about 5% below capacity, compared to a 7% operating gap as the great recession was ending in 2009. In commodities, where growth in China and India make the world most vulnerable to cost-push price pressures, the inflation potential appears to be limited in the near term. Still, relaxing its inflation target is a slippery slope for the Fed to be treading on, one that might lead to more than the “optimal” amount of inflation, which the Fed says is 2%-2.5% for the next few years.

Where the three constraints on global economic growth since 2007 have been deleveraging, deflation and demographics, we find three positive factors at the start of 2013: pent-up demand for automobiles, a more vigorous rate of household formation, and an upturn in business capital expenditures deferred in 2012 due to the impending fiscal cliff. Motor vehicle sales ended 2012 at the highest rate since early 2008, and to judge by the

2

Letter to Shareholders (Unaudited)

record 11-year average age of the U.S. motor vehicle fleet, auto sales stand to increase for many months and even years to come. GDP in the year ahead should also get positive contributions from increased housing activity: building permits are roughly 25% higher as we look out to 2013 than they were a year ago; home prices have been firming for months; the inventory of unsold homes has dwindled; rental vacancy rates have fallen; and foreclosures are down. Indicators on business capital spending plans for 2013, while not as robust, have turned higher in the last couple of months, and Wright expects that uptrend to predominate in the post-cliff environment that is unfolding.

Resolving the “fiscal cliff” standoff does not mean that all of the nation’s fiscal problems have been settled. Washington has a series of cliffs to negotiate in coming months: the Treasury’s $16.4 trillion statutory debt ceiling; the budget sequester that was kicked down the road for two months by the New Year’s Eve deal; enacting a budget or, in its absence, a “continuing resolution” to fund government for the rest of fiscal 2013 (as the current resolution provides funds only through March 27). In addition, over the longer term, there looms a monetary cliff of bonds held in the Fed’s balance sheet that will one day be sold back into the markets, putting upward pressure on interest rates. Unless the Fed sticks the landing, so to speak, this bond cliff will someday put a damper on economic growth. With last November’s election perpetuating the gridlock status quo in Washington, higher taxes (or spending cuts, if that is the way we go) are not, to our way of thinking, a recipe for growth. Put another way, how big a market crisis or correction will it take for the White House and Congress to reach some sort of working arrangement to minimize recession risk in 2013-14? As we wrote back before the November elections, any budget agreement arrived at in Washington is “likely to be a temporary solution rather than a long-term fix, in which case investors will have to deal with this issue again in the near future, meaning ‘uncertainty’ will remain the watch word.”

While fiscal and maybe even monetary obstacles continue to constrain growth in 2013, stocks are fairly valued as the New Year begins. The S&P 500 was priced at less than 15 times trailing 12 months’ earnings, more than 2 P/E points below the market’s average valuation over the past 30 years. Prospective returns on equities of 7%-8% per annum over the next several years, while low in absolute or historical terms, are quite respectable when compared with the low yields now available on fixed-income securities. It is important to remember that high-quality corporations create fundamental value for stockholders through growth in earnings, dividends and equity, virtually independent of markets; stock prices, in Wright’s opinion, will reflect this fundamental growth sooner or later, producing rewarding rates of return in the process.

Merger Completed

The previously disclosed merger of The Winthrop Corporation, the parent company of Wright Investors’ Service, with a wholly owned subsidiary of National Patent Development Corporation was completed during December. With this merger, Wright Investors’ Service fully expects to build on its 50-year tradition of quality and disciplined investing and to continue to earn the trust that you have shown in us. If you have any questions on this or any other investment or wealth management matter, please contact me.

Sincerely,

                                 Peter M. Donovan
                                 Chairman & CEO

3

Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, had a total return of +2.8% in the fourth quarter; its benchmark, the S&P MidCap 400 Index, returned +3.6%. For the full year, WSBC had a total return of +16%, compared to +17.9% for the Fund’s benchmark. Small and midcap stocks generally outperformed large cap stocks in Q4 and for the full year 2012.

The main positive contributors to the Fund’s performance in the fourth quarter were financial, information technology and energy stocks. The biggest detractor from performance was the consumer discretionary sector. For full year 2012, the biggest contributor by far was the energy sector, mainly due to stock selection. Energy stocks in the Fund had a return of more than 50% during the year and contributed more than 2.5 percentage points to the Fund’s total return. The biggest negative contributors were health care and consumer discretionary stocks, mainly due to adverse stock selection.

Among individual holdings, the biggest positive contributor to the Fund’s performance in the fourth quarter was BE Aerospace, a commercial aircraft manufacturer. For the full year, the main positive contributor was petroleum refiner HollyFrontier Corp., which has been a top performer most of the year and the second biggest positive contributor in Q4. The biggest negative contributor to the Fund’s performance in the fourth quarter was discounter Ross Stores, which had been one of the more positive contributors to Fund performance previously. For the full year, the biggest detractor from Fund performance was Endo Health Solutions.

In the face of a still uncertain economic environment, WSBC is positioned in the mid-cap universe to take advantage of a preference for quality. WSBC continues to be tilted toward the larger companies in the S&P MidCap 400 Index, those with larger median and weighted-average market caps compared to the S&P MidCap 400 Index. WSBC’s holdings have shown better historic earnings growth than the MidCap index constituents. In the aggregate, at December 31, 2012, WSBC stocks averaged lower trailing and forward P/E multiples than those for the S&P MidCap 400 Index. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. WMBC had a total return of -1% in the fourth quarter of 2012, compared to -0.4% for the S&P 500, the Fund’s benchmark. For full year 2012, WMBC had a total return of +4.2%, compared to +16% for the S&P 500.

The Fund’s underperformance came mostly in the second and third quarters, when it underperformed the S&P 500 index by six percentage points and two percentage points, respectively. The majority of the Fund’s underperformance in the second and third quarters came from stocks that had released negative earnings guidance. Equity markets during that period were influenced by what appeared to be weakening prospects for U.S. and Chinese economic growth, the impasse over the U.S. “fiscal cliff” and lingering debt problems in Europe. Against this backdrop, companies that preannounced with negative guidance were punished disproportionately, leading to double-digit negative returns for the Fund during the period. Industrial, healthcare and information technology stocks accounted for more than half of the underperformance during this period. Cummins, Kirby Exploration, Fluor Corp in industrials; Western Digital, Intel, Cisco Systems in IT; and Humana and Endo Health Solutions in healthcare were the major underperformers on negative earnings guidance. Dollar Tree in consumer discretionary and Helmerich & Payne in energy were also negative contributors for similar reasons. Monster Beverage in the consumer staples category was down on concerns related to increased regulatory scrutiny of energy drinks in general and heightened litigation risks, while J.P. Morgan Chase, which announced a large one-time trading loss at its Chief Investment Office unit, added to the negative contribution from the financial sector.

Except for a few stocks like Humana, Endo Health Solutions and Dollar Tree, all stocks that led to the underperformance in the second and third quarters subsequently recovered to post double-digit gains for the rest of the year as evidenced in the following table.

4

Management Discussion (Unaudited)

	Performance	Performance from 2Q
Stock	in 2Q 2012	to December 31, 2012

Fluor Corp	-17.5%	19.8%
Cisco Systems	-18.5%	16.7%
Cummins	-18.9%	12.9%
Helmerich & Payne	-19.3%	29.2%
J P Morgan Chase	-21.8%	25.0%
Western Digital*	-26.4%	41.2%
Kirby Exploration*	-28.4%	31.5%
S&P 500 Index	-2.8%	6.0%
*No longer a holding in the portfolio as of December 31, 2012

The Fund’s performance was hurt in the fourth quarter by stock selection in the consumer discretionary sector. Dollar Tree (down 16%), Bed Bath & Beyond (down 11.3%), Ross Stores (down 16%) and TJ Maxx (down 5%) were the main negative contributors on concerns over slowdown in same-store sales. However, holiday sales for Ross Stores and TJ Maxx came in better than expectations, indicating the strength of discount stores. This should bode well for these companies in the coming quarter. The main positive contributors in the fourth quarter were energy and industrial stocks. The largest individual positive contributors to WMBC’s performance in the quarter were Murphy Oil Co. and Precision Castparts. The Fund also got positive contributions from J.P. Morgan Chase and Aflac. The biggest negative contributor for the fourth quarter was Apple Inc.; although the stock rose 33% in price during the year, it fell 20% in the fourth quarter.

For full year 2012, the largest negative impact on the Fund’s performance came from stock selection in consumer discretionary, financials and information technology sectors. The Fund had an underweight position in the former two sectors and an overweight position in information technology. The main positive contributors for the year were energy and utility stocks. For the full year, the biggest positive contributor was biotech firm Amgen, followed by Aflac. The biggest negative contributors were Monster Beverage and Humana.

U.S. stocks had negative returns in the fourth quarter of 2012, but positive returns for the full year. Foreign stocks generally outperformed their U.S. counterparts in both periods. The U.S. economy improved in the second half of the year compared to the first part of the year although it continued to muddle through with subpar growth, especially in job creation, which has become the Federal Reserve’s main focus of concern. At the same time, investors were hesitant about the outcome of the U.S. presidential election and the looming fiscal cliff of tax increases and budget cuts that were scheduled to take effect at the beginning of 2013.

By contrast, the situation outside the U.S. appeared to improve. While the euro zone economy was projected to remain in recession at least through the first half of 2013 and growth projected to be weak after that, the political situation, which seemingly went through a weekly crisis in 2011 and the first half of 2012, has been relatively peaceful since the summer. Government bond yields in several of the most fragile countries in the euro zone, namely Greece, Portugal, Spain and Italy, have dropped sharply since the European Central Bank announced in July it would do “whatever it takes” to save the euro currency. European stocks rose in response. In Asia, the Chinese export engine has started to reaccelerate, boosting the country’s stock markets in December. Japan elected a pro-stimulus government that has promised strong anti-deflationary policies; Japanese stocks rose sharply in December as the yen fell to a multiyear low, making Japanese products more competitive in overseas markets.

As we move into 2013, the economic environment remains uncertain. While the U.S. Congress was able to resolve the fiscal cliff issue by passing legislation to raise taxes on the highest earners, it paid scant attention to the spending side of the budget. That sets the stage for the next likely standoff on raising the federal debt ceiling, which the Treasury is likely to bump up against by mid-February after it exhausts all of its “extraordinary measures” to pay its obligations. It now looks like the White House and Congress will have a three-month window to arrive at a new budget, during which the Treasury debt ceiling will be temporarily raised. This will be only a temporary fix, meaning it and other important issues, such as tax code overhaul and entitlement spending, will have to be addressed again down the road, but it does offer Washington the opportunity to get serious about our current and prospective fiscal imbalances. Meanwhile, the Federal Reserve has remained committed to stimulating economic

5

Management Discussion (Unaudited)

growth through its quantitative easing policies, now in their fourth iteration as of December 2012. While one can argue as to the effectiveness of such bond buying in boosting the real economy, they appear to have moved investors into riskier assets, which have raised the values of equities and corporate bonds.

Recent U.S. economic indicators don’t signal recession, but WIS believes they don’t offer much reason to expect more than 2% growth any time soon. Such a growth rate, while better than the recession that Europe is mired in, is not enough to boost employment to the degree necessary, a fact that we expect will keep a lid on consumer spending. We believe therefore that corporate profits will do well in 2013 just to match 2012’s estimated 5% growth rate.

In our view, WMBC is well positioned for such an environment, with its focus on stocks that are, on average, of higher quality than those that make up the S&P 500. WMBC has a higher median market capitalization and a substantially better earnings growth record over the past five years than the S&P 500, while offering attractive valuations. Based on current and forward earnings, the WMBC’s P/E multiples are lower than the S&P 500’s comparable P/E multiples.

INTERNATIONAL BLUE CHIP FUND

International stocks outperformed their U.S. counterparts by a fairly wide margin in the fourth quarter of 2012 and by a narrower margin for the full year. The Wright International Blue Chip Fund (WIBC) had a total return of +5.8% in the fourth quarter, compared to its benchmark, the MSCI World ex U.S Index, which returned +6%. For the full year, WIBC had a total return of +14.5%, below the +16.4% return for the Fund’s benchmark.

The energy sector was the biggest positive contributor to WIBC’s performance in the fourth quarter, while industrials were the biggest detractor, as they had been in the third quarter. For the full year, materials stocks were the main contributor to return by a wide margin, as they had been through much of the year; materials were also the second biggest positive contributor in the fourth quarter. For the full year, consumer discretionary stocks were the biggest negative contributor, followed by industrials and financials.

The biggest individual positive contributors to the Fund’s performance in Q4 were two German stocks, Volkswagen and chemical maker BASF, followed by Sanofi, the French pharmaceuticals company. These three stocks were also substantial contributors to the Fund’s performance for the full year, although the top contributor remained Legal & General Group, a London-based financial services company. The biggest negative contributor to the Fund’s fourth-quarter performance was KDDI Corp., the Japanese telecom provider, which had been a positive contributor in the first nine months of 2012. The biggest detractor from Fund performance for the full year was Japanese electronics retailer Yamada Denki; the company was also the second largest negative contributor in the fourth quarter.

Looking ahead, WIBC retains an overweight position in Asia, reflecting our view that the greatest economic growth over the next several years will most likely come from emerging markets such as China. While even China’s growth has been restrained by weaker growth in Europe and the U.S. and its recent territorial dispute with Japan, its largest trading partner, recent economic statistics indicate that the country’s exports are growing again. WIBC also holds overweight positions in materials, energy and consumer discretionary stocks and is underweight in consumer staples. In the aggregate, WIBC holdings are priced at significant discounts to the MSCI World ex U.S. Index in terms of current price/earnings ratio. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios, as was demonstrated in their Q4 and 2012 performance.

WRIGHT FIXED INCOME FUNDS

TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned +0.15% in the fourth quarter of 2012, slightly below the +0.2% return for its benchmark, the Barclays U.S. Aggregate Bond Index. For full year 2012, the Fund returned +4.16%, also slightly below the +4.2% return for the Fund’s benchmark. WTRB had a yield of 1.58% as of December 31, 2012, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

6

Management Discussion (Unaudited)

WTRB’s sector allocation remains significantly overweight in corporate bonds and underweight in Treasury bonds relative to the Barclays U.S. Aggregate Bond Index, which worked in the Fund’s favor in both the fourth quarter and the full year. Corporate bonds outperformed long-term Treasurys by a wide margin during both periods. As spreads against Treasurys continued to narrow, the Fund in Q4 further reduced its exposure to Treasury securities while increasing its exposure to mortgage-backed securities and corporate bonds. At the end of Q4, the Fund’s sector weightings were: Treasury bonds 10% versus 36% for the Barclays U.S. Aggregate Bond Index; corporates 48% versus 27%; mortgages 27% versus 31%; commercial mortgages 9% versus 2%; agency bonds 0% versus 5%; asset-backed securities 1% versus 0%; and 6% in cash versus 0%. In terms of credit quality, 52% of the Fund’s assets were in AAA-rated securities at the end of 2012, versus 74% for the benchmark; 23% was in A-rated paper versus 11% for the benchmark; and 20% was in BBB-rated securities versus 11% for the benchmark.

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) returned -0.2% in the fourth quarter of 2012, outperforming the Barclays GNMA Backed Bond Index, the Fund’s benchmark, which returned -0.3%. For the full year, the Fund returned +3.1%, ahead of the benchmark’s +2.4 % return. WCIF is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The -0.2% return in the mortgage-backed sector of the bond market in the fourth quarter of 2012 trailed the +0.2% return for the Barclays Capital U.S. Aggregate Bond Index as well as the -0.1% return for U.S. Treasury securities. For all of 2012, WCIF outpaced mortgage-backed securities generally (+3.1% versus +2.6%), as well as U.S. Treasurys (+2.0%). The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 1.75% at December 31, 2012, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). Fannie Mae securities (-0.16%) and Freddie Mac (-0.24%) both slightly outperformed GNMA-backed bonds in Q4. For the full year, both Fannie Maes (+2.8%) and Freddie Macs (+2.5%) again slightly outperformed GNMAs

At the end of 2012, the WCIF Fund was 97.4% invested in agency-backed mortgages, up from 95% at the end of Q3. The Fund lowered its cash position back to 2% at year-end 2012 from 4% three months earlier; it had been at 2% at mid-year 2012. The Fund continued to have a higher average coupon than the GNMA benchmark, reflecting the Fund’s mandate to maximize income. At the end of Q4, WCIF’s average coupon was 5.5%, compared to 4.3% for the GNMA benchmark. The emphasis on well-seasoned higher-coupon issues contributes to the Fund’s lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile. In 2012, the Fund’s overweight position in higher-coupon bonds enhanced the Fund’s relative performance.

During the fourth quarter, WCIF slightly increased its position in mortgages with lower coupons and slightly reduced its position in higher-coupon mortgages, which are more vulnerable to prepayments, i.e., refinancing risk. Nevertheless, the Fund remains overweight in higher-coupon mortgages relative to its benchmark. At the end of December 2012, the Fund held 78% of its assets in mortgages with 5%-8% coupons, compared with 29% for the benchmark. The Fund also held 18% of its assets in 3%-5% mortgages, compared with 71% for the benchmark. The Fund’s biggest positions are in mortgages with 5%-6% coupons (36% of the portfolio) and 6%-7% coupons (33% of the portfolio). These positions were larger than benchmark holdings of 23% in 5%-6% coupons and 6% in 6-7% coupons. The average maturity of securities held by the Fund at the end of December 2012 was 4.3 years versus 4.1 years for the benchmark, while the Fund’s average duration was 2.5 years compared to 2.6 years for the index.

7

Performance Summaries (Unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/03 Through 12/31/12

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WSBC
- Return before taxes	16.02%	3.47%	8.67%
- Return after taxes on distributions	15.44%	3.07%	7.70%
- Return after taxes on distributions and sales of fund shares	11.18%	2.91%	7.49%
— S&P MidCap 400*	17.89%	5.15%	10.53%
----Average of Morningstar Mid Cap Value/Blend Funds**	15.84%	2.47%	8.62%

Investment Value as of 12/31/12 (in thousands $)
— WSBC	$22.96
— S&P MidCap 400*	$27.23
----Average of Morningstar Mid Cap Value/Blend Funds**	$22.85

*  The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.46%.  However, Wright and Wright Investors’ Service Distributors, Inc. (“WISDI”) have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2013.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Mid Cap Funds represent the average return of 147 current funds ex multi-share classes in the Mid Cap Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

8

Performance Summaries (Unaudited)

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/12				% of net assets @ 12/31/12

Capital Goods	11.9%	Consumer Services	3.5%	Alliance Data Systems Corp.	3.1%
Materials	9.6%	Transportation	3.3%	Universal Health Services, Inc. –Class B	3.1%
Retailing	8.8%	Technology Hardware & Equipment	3.1%	Valspar Corp.	3.0%
Software & Services	8.7%	Food, Beverage & Tobacco	3.1%	AGCO Corp.	3.0%
Insurance	7.1%	Pharmaceuticals & Biotechnology	2.4%	HollyFrontier Corp.	3.0%
Health Care Equipment & Services	6.1%	Commercial & Professional Services	2.3%	Waddell & Reed Financial, Inc. –Class A	3.0%
Diversified Financials	5.4%	Real Estate	2.2%	B/E Aerospace, Inc.	3.0%
Utilities	5.2%	Industrial	1.2%	Advance Auto Parts, Inc.	2.8%
Energy	5.1%	Semiconductors & Semiconductor Equipment	0.9%	HCC Insurance Holdings, Inc. ValueClick, Inc.	2.6 2.5	% %
Banks	5.0%	Commercial Services & Supplies	0.5%
Consumer Durables & Apparel	3.5%

9

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/03 Through 12/31/12

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WMBC
- Return before taxes	4.23%	-1.95%	4.65%
- Return after taxes on distributions	4.13%	-2.05%	4.52%
- Return after taxes on distributions and sales of fund shares	2.90%	-1.66%	4.02%
— S&P 500*	15.98%	1.66%	7.10%
----Average of Morningstar Large Cap Value/Blend Funds**	14.84%	0.58%	6.17%

Investment Value on 12/31/12 (in thousands $)
— WMBC	$15.75
— S&P 500*	$19.86
----Average of Morningstar Large Cap Value/Blend Funds**	$18.20

*  The Fund’s average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.70%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2013.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Large Cap Funds represent the average return of 513 current funds ex multi-share classes in the Large Cap Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

10

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/12				% of net assets @ 12/31/12

Software & Services	13.9%	Materials	4.9%	JPMorgan Chase & Co.	4.7%
Capital Goods	12.1%	Health Care Equipment & Services	4.8%	Chevron Corp.	4.7%
Pharmaceuticals & Biotechnology	12.1%	Food & Staples Retailing	3.5%	Microsoft Corp.	4.1%
Energy	8.4%	Insurance	3.3%	Coca-Cola Co.	4.0%
Diversified Financials	8.0%	Semiconductors & Semiconductor Equipment	3.1%	Cisco Systems, Inc. Walgreen Co.	3.9 3.5	% %
Retailing	7.9%	Consumer Durables & Apparel	2.0%	Amgen, Inc.	3.5%
Food, Beverage & Tobacco	7.5%	Consumer Services	0.5%	General Dynamics Corp.	3.4%
Technology Hardware & Equipment	7.0%	Transportation	0.5%	Aflac, Inc.	3.3%
				Precision Castparts Corp.	3.3%

11

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/03 Through 12/31/12

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WIBC
- Return before taxes	14.45%	-6.08%	6.42%
- Return after taxes on distributions	14.52%	-6.52%	6.00%
- Return after taxes on distributions and sales of fund shares	10.23%	-5.11%	5.65%
— MSCI World ex U.S. Index*	16.41%	-3.43%	8.60%
----Average of Morningstar Foreign Large Blend Funds**	18.30%	-3.57%	7.85%

Investment Value as of 12/31/12 (in thousands $)
— WIBC	$18.64
— MSCI World ex U.S. Index*	$22.81
----Average of Morningstar Foreign Large Blend Funds**	$21.29

*  The Fund’s average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.78%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.85%, which is in effect until April 30, 2013.  Returns greater than one year are annualized. Shares held less than 90 days will be subject to a 2.00% redemption fee.

**  Morningstar International Equity Funds represent the average of 210 current funds ex multi-share classes in the Foreign Large Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

12

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/12				% of net assets @ 12/31/12

United Kingdom	21.5%	Netherlands	3.0%	Nestle SA	3.4%
Japan	14.0%	Singapore	2.9%	Sanofi	3.3%
Germany	11.5%	Spain	2.7%	BASF SE	3.1%
France	9.7%	Italy	2.4%	AstraZeneca PLC	2.7%
Switzerland	8.0%	China	1.0%	Legal & General Group PLC	2.6%
Australia	6.3%	Sweden	0.9%	Toronto-Dominion Bank (The)	2.3%
Canada	6.3%	Denmark	0.7%	KDDI Corp.	2.3%
Norway	3.8%	Luxembourg	0.4%	BHP Billiton PLC	2.2%
Hong Kong	3.4%			Total SA	1.9%
				Jardine Cycle & Carriage, Ltd.	1.9%

13

Performance Summaries (Unaudited)

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/03 Through 12/31/12

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WTRB
- Return before taxes	4.16%	5.81%	4.62%
- Return after taxes on distributions	2.91%	4.26%	3.06%
- Return after taxes on distributions and sales of fund shares	2.70%	4.05%	3.02%
— Barclays U.S. Aggregate Bond Index*	4.21%	5.95%	5.18%
----Average of Morningstar Intermediate Term Bond Funds**	6.83%	5.56%	4.57%

Investment Value as of 12/31/12 (in thousands $)
— WTRB	$15.71
— Barclays U.S. Aggregate Bond Index*	$16.58
----Average of Morningstar Intermediate Term Bond Funds**	$15.63

*  The Fund’s average annual return is compared with that of the Barclays U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Barclays U.S. Aggregate Bond Index,  unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 0.95%, which is in effect until April 30, 2013.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar average represents the return of 324 current funds ex multi-share classes in the Intermediate Term Bond category in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

14

Performance Summaries (Unaudited)

WRIGHT TOTAL RETURN BOND FUND

Holdings by Security Type		Five Largest Bond Holdings
% of net assets @ 12/31/12		% of net assets @ 12/31/12

Asset-Backed Securities	0.8%	U.S. Treasury Bond	3.13%	02/15/42	4.4%
Corporate Bonds	48.7%	GNMA, Series 2010-44, Class NK	4.00%	10/20/37	3.4%
Mortgage-Backed Securities	36.6%	U.S. Treasury Note	3.88%	05/15/18	3.1%
U.S. Treasuries	10.4%	FHLMC, Series 2627, Class MW	5.00%	06/15/23	2.5%
		FNMA Pool #888366	7.00%	04/01/37	2.1%

Holdings by Credit Quality
% of net assets @ 12/31/12

A	23%
Aa	4%
Aaa	52%
BBB	20%
<BBB	1%
U.S. Government Agencies	0%
U.S. Treasuries	0%

15

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/03 Through 12/31/12

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WCIF
- Return before taxes	3.06%	5.45%	4.36%
- Return after taxes on distributions	1.66%	3.82%	2.64%
- Return after taxes on distributions and sales of fund shares	1.98%	3.70%	2.73%
— Barclays GNMA Backed Bond Index*	2.42%	6.03%	5.21%
----Average of Morningstar Government Mortgage Funds**	2.91%	4.87%	4.06%

Investment Value as of 12/31/12 (in thousands $)
— WCIF	$15.33
— Barclays GNMA Backed Bond Index*	$16.63
----Average of Morningstar Government Mortgage Funds**	$14.89

*  The Fund’s average annual return is compared with that of the Barclays GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.20%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.00%, which is in effect until April 30, 2013. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  The Morningstar Government Mortgage Fund Average represents the average return of all 84 current funds ex multi-share classes in the Intermediate Government category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

16

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/12			% of net assets @ 12/31/12

			GNMA, Series 2010-116, Class PB	5.00%	06/16/40	3.1%
Agency Mortgage-Backed Securities	97.4%		GNMA II Pool #004828	4.50%	10/20/40	2.2%
			FNMA Pool #MA0641	4.00%	02/01/31	2.0%
			GNMA, Series 2009-14, Class AG	4.50%	03/20/39	1.6%
			FNMA Pool #689108	5.50%	02/01/33	1.5%
Weighted Average Maturity

@ 12/31/12	4.3	Years

17

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

18

Fund Expenses (Unaudited)

EQUITY FUNDS				FIXED-INCOME FUNDS

Wright Selected Blue Chip Equities Fund				Wright Total Return Bond Fund

	Beginning	Ending	Expenses Paid		Beginning	Ending	Expenses Paid
	Account Value (7/1/12)	Account Value (12/31/12)	During Period*		Account Value (7/1/12)	Account Value (12/31/12)	During Period*
			(7/1/12-12/31/12)				(7/1/12-12/31/12)
Actual Fund Shares	$1,000.00	$1,088.10	$7.35	Actual Fund Shares	$1,000.00	$1,017.50	$4.82
Hypothetical (5% return per year before expenses)				Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.10	$7.10	Fund Shares	$1,000.00	$1,020.36	$4.82

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

*Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

Wright Major Blue Chip Equities Fund				Wright Current Income Fund

	Beginning	Ending	Expenses Paid		Beginning	Ending	Expenses Paid
	Account Value (7/1/12)	Account Value (12/31/12)	During Period*		Account Value (7/1/12)	Account Value (12/31/12)	During Period*
			(7/1/12-12/31/12)				(7/1/12-12/31/12)
Actual Fund Shares	$1,000.00	$1,029.73	$7.14	Actual Fund Shares	$1,000.00	$1,008.17	$4.54
Hypothetical (5% return per year before expenses)				Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.10	$7.10	Fund Shares	$1,000.00	$1,020.61	$4.57

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012

Wright International Blue Chip Equities Fund

	Beginning	Ending	Expenses Paid
	Account Value (7/1/12)	Account Value (12/31/12)	During Period*
(7/1/12-12/31/12)
Actual Fund Shares	$1,000.00	$1,141.33	$9.96
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.84	$9.37

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

19

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2012

	Shares	Value		Shares	Value

EQUITY INTERESTS - 98.9%			MEDNAX, Inc.*	1,460	$116,099
			Omnicare, Inc.	3,980	143,678
BANKS - 5.0%			ResMed, Inc.	3,655	151,938
Commerce Bancshares, Inc.	11,337	$397,475	Universal Health Services, Inc. - Class B	18,845	911,156
East West Bancorp, Inc.	16,570	356,089			$1,818,556
Fulton Financial Corp.	75,460	725,171
		$1,478,735
			INDUSTRIAL - 1.2%
			Gardner Denver, Inc.	5,200	$356,200
CAPITAL GOODS - 11.9%
AGCO Corp.*	18,440	$905,773
Alliant Techsystems, Inc.	1,870	115,865	INSURANCE - 7.1%
B/E Aerospace, Inc.*	18,115	894,881	American Financial Group, Inc.	9,535	$376,823
Hubbell, Inc. - Class B	3,330	281,818	Everest Re Group, Ltd.	2,195	241,340
KBR, Inc.	18,355	549,181	HCC Insurance Holdings, Inc.	20,795	773,782
Regal-Beloit Corp.	1,785	125,789	Reinsurance Group of America, Inc.	6,740	360,725
Terex Corp.*	6,825	191,851	WR Berkley Corp.	9,992	377,098
Timken Co.	5,850	279,805			$2,129,768
URS Corp.	5,360	210,434
		$3,555,397
			MATERIALS - 9.6%
			Albemarle Corp.	7,960	$494,475
COMMERCIAL & PROFESSIONAL SERVICES - 2.3%			Ashland, Inc.	4,385	352,598
Deluxe Corp.	4,385	$141,373	Domtar Corp.	2,435	201,861
FTI Consulting, Inc.*	6,010	198,330	NewMarket Corp.	975	255,645
Towers Watson & Co. - Class A	6,335	356,090	Rock-Tenn Co. - Class A	9,505	664,495
		$695,793	Valspar Corp.	14,540	907,296
					$2,876,370

COMMERCIAL SERVICES & SUPPLIES - 0.5%
AECOM Technology Corp.*	5,850	$139,230	PHARMACEUTICALS & BIOTECHNOLOGY - 2.4%
			Endo Health Solutions, Inc.*	20,225	$531,311
			United Therapeutics Corp.*	3,170	169,341
CONSUMER DURABLES & APPAREL - 3.5%					$700,652
Jarden Corp.*	2,845	$147,087
PVH Corp.	5,525	613,330
Tupperware Brands Corp.	4,630	296,783	REAL ESTATE - 2.2%
		$1,057,200	Jones Lang LaSalle, Inc.	5,360	$449,919
			Rayonier, Inc. (REIT)	4,257	220,640
					$670,559
CONSUMER SERVICES - 3.5%
Brinker International, Inc.	23,635	$732,449
Cheesecake Factory, Inc. (The)	9,830	321,637	RETAILING - 8.8%
		$1,054,086	Aaron's, Inc.	4,060	$114,817
			Advance Auto Parts, Inc.	11,695	846,133
			American Eagle Outfitters, Inc.	5,035	103,268
DIVERSIFIED FINANCIALS - 5.4%			Ascena Retail Group, Inc.*	13,970	258,305
Affiliated Managers Group, Inc.*	2,760	$359,214	Dick's Sporting Goods, Inc.	2,435	110,768
Raymond James Financial, Inc.	9,420	362,953	Foot Locker, Inc.	8,855	284,423
Waddell & Reed Financial, Inc. - Class A	25,750	896,615	PetSmart, Inc.	4,385	299,671
		$1,618,782	Rent-A-Center, Inc.	6,500	223,340
			Ross Stores, Inc.	7,150	387,172
					$2,627,897
ENERGY - 5.1%
Helix Energy Solutions Group, Inc.*	23,960	$494,534
HollyFrontier Corp.	19,379	902,093	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Superior Energy Services, Inc.*	6,580	136,338	Fairchild Semiconductor International, Inc.*	13,565	$195,336
		$1,532,965	Skyworks Solutions, Inc.*	2,925	59,378
					$254,714

FOOD, BEVERAGE & TOBACCO - 3.1%
Ingredion, Inc.	9,585	$617,561	SOFTWARE & SERVICES - 8.7%
Universal Corp.	6,090	303,952	Alliance Data Systems Corp.*	6,415	$928,635
		$921,513	Cadence Design Systems, Inc.*	6,415	86,667
			DST Systems, Inc.	8,040	487,224
			Jack Henry & Associates, Inc.	4,875	191,392
HEALTH CARE EQUIPMENT & SERVICES - 6.1%			MICROS Systems, Inc.*	1,625	68,965
Community Health Systems, Inc.	3,655	$112,355	Synopsys, Inc.*	2,925	93,132
Cooper Cos., Inc. (The)	4,145	383,330

See Notes to Financial Statements	20

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2012

	Shares	Value

SOFTWARE & SERVICES (CONTINUED)
ValueClick, Inc.*	39,070	$758,349
		$2,614,364

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
Arrow Electronics, Inc.*	4,465	$170,027
Avnet, Inc.*	14,050	430,070
QLogic Corp.*	9,830	95,646
Tech Data Corp.*	3,005	136,818
Vishay Intertechnology, Inc.*	9,505	101,038
		$933,599

TRANSPORTATION - 3.3%
Alaska Air Group, Inc.*	10,560	$455,030
JB Hunt Transport Services, Inc.	1,460	87,177
Kansas City Southern	5,360	447,453
		$989,660

UTILITIES - 5.2%
Cleco Corp.	7,635	$305,476
NV Energy, Inc.	18,925	343,300
ONEOK, Inc.	13,240	566,010
UGI Corp.	10,720	350,651
		$1,565,437

TOTAL EQUITY INTERESTS - 98.9%		$29,591,477
(identified cost, $23,462,715)

TOTAL INVESTMENTS — 98.9%		$29,591,477
(identified cost, $23,462,715)

OTHER ASSETS, IN EXCESS OF LIABILITIES — 1.1%		330,919

NET ASSETS — 100.0%		$29,922,396

REIT — Real Estate Investment Trust
* Non-income producing security.

See Notes to Financial Statements	21

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2012			For the Year Ended December 31, 2012

ASSETS:	TRUE	INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value		2.00E+07	Dividend income	$569,748
(identified cost $23,462,715) (Note 1A)	$29,591,477		Total investment income	$569,748
Receivable for fund shares sold	2,014
Receivable for investment securities sold	806,583	Expenses –
Dividends receivable	16,906		Investment adviser fee (Note 3)	$205,973
Prepaid expenses and other assets	14,715		Administrator fee (Note 3)	41,195
Total assets	$30,431,695		Trustee expense (Note 3)	14,979
			Custodian fee	3,458
LIABILITIES:			Accountant fee	38,638
Outstanding line of credit (Note 8)	$413,537		Distribution expenses (Note 4)	85,822
Payable for fund shares reacquired	79,861		Transfer agent fee	28,070
Accrued expenses and other liabilities	15,901		Printing	130
Total liabilities	$509,299		Shareholder communications	5,664
NET ASSETS	$29,922,396		Audit services	17,000
			Legal services	16,798
NET ASSETS CONSIST OF:			Compliance services	6,066
Paid-in capital	$22,399,378		Registration costs	19,053
Accumulated net realized gain on investments	1,386,810		Interest expense (Note 8)	1,762
Undistributed net investment income	7,446		Miscellaneous	24,670
Unrealized appreciation on investments	6,128,762		Total expenses	$509,278
Net assets applicable to outstanding shares	$29,922,396
		Deduct –
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,595,817		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(26,910
			Net expenses	$482,368
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$11.53		Net investment income	$87,380

		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
			Net realized gain on investment transactions	$1,739,677
			Net change in unrealized appreciation (depreciation) on investments	3,290,176
			Net realized and unrealized gain on investments	$5,029,853
			Net increase in net assets from operations	$5,117,233

See Notes to Financial Statements	22

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012	December 31, 2011

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$87,380	$(50,448)
0	Net realized gain on investment transactions	1,739,677	1,748,539
Net change in unrealized appreciation (depreciation) on investments	3,290,176	(2,203,596)
Net increase (decrease) in net assets from operations	$5,117,233	$(505,505)
Distributions to shareholders (Note 2)
From net investment income	$(68,336)	$-
From net realized capital gains	(1,149,678)	-
Total distributions	$(1,218,014)	$-
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$(6,338,582)	$4,496,809
Net increase (decrease) in net assets	$(2,439,363)	$3,991,304
##
NET ASSETS:
At beginning of year	32,361,759	28,370,455
At end of year	$29,922,396	$32,361,759

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$7,446	$-

See Notes to Financial Statements	23

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2012	2011	2010	2009	2008

Net asset value, beginning of year	$10.280	$10.400	$8.400	$6.060	$11.100
Income (loss) from investment operations:
Net investment income (loss) (1)	0.028	(0.018)	(0.022)	0.011	(0.013)
Net realized and unrealized gain (loss)	1.616	(0.102)	2.030	2.329	(4.121)
Total income (loss) from investment operations	1.644	(0.120)	2.008	2.340	(4.134)

Less distributions:
From net investment income	(0.025)	—	(0.008)	—	—
From net realized gains	(0.369)	—	—	—	(0.906)
Total distributions	(0.394)	—	(0.008)	—	(0.906)
Net asset value, end of year	$11.530	$10.280	$10.400	$8.400	$6.060
Total Return(2)	16.02%	(1.15)%	23.93%	38.61%	(39.81)%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$29,922	$32,362	$28,370	$16,763	$13,364
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.36%	1.26%
Net expenses after custodian fee reduction	N/A	N/A	N/A	1.36%	1.25%
Net investment income (loss)	0.25%	(0.17)%	(0.24)%	0.15%	(0.15)%
Portfolio turnover rate	54%	82%	60%	41%	72%

	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

............................................................	2012	2011	2010	2009	2008

Ratios (As a percentage of average daily net assets):
Expenses	1.48%	1.46%	1.79%	2.15%	1.90%
Expenses after custodian fee reduction	N/A	N/A	N/A	2.15%	1.89%
Net investment income (loss)	0.17%	(0.23)%	(0.63)%	(0.64)%	(0.79)%
............................................................

See Notes to Financial Statements.	24

Wright Major Blue Chip Equities Fund (WMBC)
Portfolio of Investments – As of December 31, 2012

	Shares	Value		Shares	Value

EQUITY INTERESTS - 99.5%			Bristol-Myers Squibb Co.	12,495	$407,212
			Forest Laboratories, Inc.*	3,795	134,040
			Gilead Sciences, Inc.*	4,465	327,954
CAPITAL GOODS - 12.1%			Johnson & Johnson	5,800	406,580
3M Co.	5,355	$497,212			$1,880,554
Cummins, Inc.	895	96,973
Fastenal Co.	1,560	72,836
Fluor Corp.	1,560	91,634	RETAILING - 7.9%
General Dynamics Corp.	7,590	525,759	Amazon.com, Inc.*	380	$95,433
Precision Castparts Corp.	2,680	507,646	Bed Bath & Beyond, Inc.*	6,250	349,437
WW Grainger, Inc.	445	90,055	Dollar Tree, Inc.*	1,560	63,274
		$1,882,115	priceline.com, Inc.*	135	83,862
			Ross Stores, Inc.	2,900	157,035
			TJX Cos., Inc.	11,160	473,742
CONSUMER DURABLES & APPAREL - 2.0%					$1,222,783
Coach, Inc.	1,340	$74,384
Mattel, Inc.	2,455	89,902
NIKE, Inc. - Class B	1,700	87,720	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Ralph Lauren Corp.	445	66,714	Intel Corp.	23,655	$488,003
		$318,720

			SOFTWARE & SERVICES - 13.9%
CONSUMER SERVICES - 0.5%			Accenture PLC - Class A	1,115	$74,148
Starbucks Corp.	1,340	$71,851	Google, Inc. - Class A*	670	475,278
			Mastercard, Inc. - Class A	225	110,538
			Microsoft Corp.	24,100	644,193
DIVERSIFIED FINANCIALS - 8.0%			Oracle Corp.	12,495	416,333
IntercontinentalExchange, Inc.*	3,345	$414,144	Visa, Inc., Class A	2,900	439,582
JPMorgan Chase & Co.	16,515	726,165			$2,160,072
T. Rowe Price Group, Inc.	1,560	101,603
		$1,241,912
			TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
			Apple, Inc.	895	$477,062
ENERGY - 8.4%			Cisco Systems, Inc.	30,795	605,122
Chevron Corp.	6,695	$723,997			$1,082,184
Helmerich & Payne, Inc.	2,230	124,902
Murphy Oil Corp.	7,810	465,086
		$1,313,985	TRANSPORTATION - 0.5%
			CH Robinson Worldwide, Inc.	1,115	$70,490

FOOD & STAPLES RETAILING - 3.5%			TOTAL EQUITY INTERESTS - 99.5%		$15,482,036
Walgreen Co.	14,730	$545,157	(identified cost, $15,668,913)

			SHORT-TERM INVESTMENTS - 0.0%
FOOD, BEVERAGE & TOBACCO - 7.5%			Fidelity Government Money Market Fund, 0.01% (1)	1,670	$1,670
Brown-Forman Corp. - Class B	6,472	$409,354
Coca-Cola Co. (The)	17,185	622,956	TOTAL SHORT-TERM INVESTMENTS - 0.0%		$1,670
Monster Beverage Corp.*	2,680	141,719	(identified cost, $1,670)
		$1,174,029
			TOTAL INVESTMENTS — 99.5%		$15,483,706
			(identified cost, $15,670,583)
HEALTH CARE EQUIPMENT & SERVICES - 4.8%
Humana, Inc.	5,800	$398,054	OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.5%		75,474
Stryker Corp.	6,470	354,685
		$752,739	NET ASSETS — 100.0%		$15,559,180

			PLC — Public Limited Company
INSURANCE - 3.3%			* Non-income producing security.
Aflac, Inc.	9,595	$509,686	(1) Variable rate security. Rate presented is as of December 31, 2012.

MATERIALS - 4.9%
CF Industries Holdings, Inc.	2,230	$453,047
Freeport-McMoRan Copper & Gold, Inc.	1,785	61,047
Monsanto Co.	2,680	253,662
		$767,756

PHARMACEUTICALS & BIOTECHNOLOGY - 12.1%
Amgen, Inc.	6,250	$539,500
Biogen Idec, Inc.*	445	65,268

See Notes to Financial Statements.	25

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2012			For the Year Ended December 31, 2012

ASSETS:	TRUE		INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value			2.00E+07	Dividend income	$366,186
(identified cost $15,670,583) (Note 1A)	$15,483,706	######		Total investment income	$366,186
Receivable for fund shares sold	1,781
Receivable for investment securities sold	101,639		Expenses –
Dividends receivable	3,244			Investment adviser fee (Note 3)	$107,547
Prepaid expenses and other assets	13,578			Administrator fee (Note 3)	21,510
Total assets	$15,603,948			Trustee expense (Note 3)	14,979
				Custodian fee	5,000
LIABILITIES:				Accountant fee	37,378
Outstanding line of credit (Note 8)	$18,379			Distribution expenses (Note 4)	44,811
Payable for fund shares reacquired	13,670			Transfer agent fee	25,407
Accrued expenses and other liabilities	12,719			Printing	70
Total liabilities	$44,768			Shareholder communications	4,688
NET ASSETS	$15,559,180			Audit services	17,000
				Legal services	6,747
NET ASSETS CONSIST OF:				Compliance services	5,605
Paid-in capital	$21,006,713			Registration costs	18,695
Accumulated net realized loss on investments	(5,263,319)			Interest expense (Note 8)	1,203
Undistributed net investment income	2,663			Miscellaneous	18,716
Unrealized depreciation on investments	(186,877)			Total expenses	$329,356
Net assets applicable to outstanding shares	$15,559,180
			Deduct –
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,226,306			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(77,210)
				Net expenses	$252,146
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.69			Net investment income	$114,040

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized loss on investment transactions	$(39,296)
				Net change in unrealized appreciation (depreciation) on investments	746,759
				Net realized and unrealized gain on investments	$707,463
				Net increase in net assets from operations	$821,503

See Notes to Financial Statements.	26

Wright Major Blue Chip Equities Fund (WMBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012	December 31, 2011

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$114,040	$(18,177)
0	Net realized gain (loss) on investment transactions	(39,296)	2,830,519
Net change in unrealized appreciation (depreciation) on investments	746,759	(2,666,829)
Net increase in net assets from operations	$821,503	$145,513
Distributions to shareholders (Note 2)
From net investment income	$(111,377)	$-
Total distributions	$(111,377)	$-
Net decrease in net assets resulting from fund share transactions (Note 6)	$(4,071,909)	$(2,900,561)
Net decrease in net assets	$(3,361,783)	$(2,755,048)
##
NET ASSETS:
At beginning of year	18,920,963	21,676,011
At end of year	$15,559,180	$18,920,963

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$2,663	$-

See Notes to Financial Statements.	27

Wright Major Blue Chip Equities Fund (WMBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.260	$12.250	$10.870	$9.340	$14.520
Income (loss) from investment operations:
Net investment income (loss) (1)	0.082	(0.012)	0.044	0.099	0.104
Net realized and unrealized gain (loss)	0.437	0.022	1.389	1.564	(5.169)
Total income (loss) from investment operations	0.519	0.010	1.433	1.663	(5.065)

Less distributions:
From net investment income	(0.089)	—	(0.053)	(0.133)	(0.115)
Net asset value, end of year	$12.690	$12.260	$12.250	$10.870	$9.340
Total Return(2)	4.23%	0.08%	13.19%	17.83%	(34.85)%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$15,559	$18,921	$21,676	$27,337	$32,484
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.41%	1.36%	1.26%
Net expenses after custodian fee reduction	N/A	N/A	N/A	1.36%	1.25%
Net investment income (loss)	0.64%	(0.09)%	0.39%	1.06%	0.86%
Portfolio turnover rate	76%	154%	68%	69%	58%

	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

............................................................	2012	2011	2010	2009	2008

Ratios (As a percentage of average daily net assets):
Expenses	1.84%	1.70%	1.68%	1.55%	1.37%
Expenses after custodian fee reduction	N/A	N/A	N/A	1.55%	1.36%
Net investment income (loss)	0.20%	(0.39)%	0.13%	0.86%	0.75%
............................................................

See Notes to Financial Statements.	28

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments – As of December 31, 2012

	Shares	Value		Shares	Value

EQUITY INTERESTS - 98.5%
			HONG KONG - 3.4%
			Cheung Kong Holdings, Ltd.	38,000	$593,516
AUSTRALIA - 6.3%			Power Assets Holdings, Ltd.	19,500	168,723
ALS, Ltd./Queensland	13,310	$150,867	Techtronic Industries Co.	70,500	131,176
Australia & New Zealand Banking Group, Ltd.	6,534	173,282	Yue Yuen Industrial Holdings, Ltd.	71,500	245,923
BHP Billiton, Ltd.	10,449	410,635			$1,139,338
Commonwealth Bank of Australia	6,396	420,560
Incitec Pivot, Ltd.	97,565	330,741
Orica, Ltd.	3,823	100,460	ITALY - 2.4%
Rio Tinto, Ltd.	3,060	211,994	Enel SpA	56,353	$237,150
Westpac Banking Corp.	11,305	311,454	Eni SpA (Azioni Ordinarie)	23,475	574,392
		$2,109,993			$811,542

CANADA - 6.3%			JAPAN - 14.0%
Agrium, Inc.	5,027	$500,529	Bridgestone Corp.	10,000	$258,063
Bank of Nova Scotia	5,813	335,457	Daito Trust Construction Co., Ltd.	4,100	388,438
BCE, Inc.	2,914	124,760	Dena Co., Ltd.	5,400	179,428
Catamaran Corp.*	3,165	148,698	ITOCHU Corp.	52,800	558,473
CGI Group, Inc. - Class A*	2,986	68,795	JGC Corp.	3,000	94,034
Magna International, Inc.	3,123	155,821	KDDI Corp.	10,700	751,502
Toronto-Dominion Bank (The)	8,961	753,725	Mitsubishi Corp.	16,000	309,182
		$2,087,785	Mitsubishi UFJ Financial Group, Inc.	73,900	404,455
			Nissan Motor Co., Ltd.	8,500	80,595
			Omron Corp.	4,100	98,928
CHINA - 1.0%			Shionogi & Co., Ltd.	9,200	154,567
CNOOC, Ltd., ADR	1,474	$324,280	Sumitomo Corp.	47,200	609,479
			Toyota Motor Corp.	7,000	327,608
			Toyota Tsusho Corp.	5,900	145,823
DENMARK - 0.7%			Tsuruha Holdings, Inc.	1,600	127,390
AP Moeller - Maersk A/S - Class B	32	$243,513	Yamada Denki Co., Ltd.	3,970	154,331
					$4,642,296

FRANCE - 9.7%
Alstom SA	1,622	$65,260	LUXEMBOURG - 0.4%
AtoS	1,270	89,472	Tenaris SA	6,554	$136,943
AXA SA	9,472	170,743
BNP Paribas SA	6,139	354,999
Cie Generale des Etablissements Michelin	3,079	293,515	NETHERLANDS - 3.0%
PPR	1,226	221,588	Aegon NV	15,759	$101,421
Sanofi	11,602	1,102,106	ASML Holding NV	4,273	273,897
Technip SA	1,147	132,898	ING Groep NV*	19,065	179,562
Total SA	12,452	645,605	Koninklijke Boskalis Westminster NV	5,904	267,537
Vivendi SA	6,411	144,918	Koninklijke DSM NV	2,897	177,750
		$3,221,104			$1,000,167

GERMANY - 11.5%			NORWAY - 3.8%
Allianz SE	1,259	$174,586	Aker Solutions ASA	3,168	$64,969
BASF SE	10,878	1,035,001	Statoil ASA	16,844	424,603
Bayer AG	2,134	205,299	Telenor ASA	15,814	322,300
Bayerische Motoren Werke AG	3,497	340,957	Yara International ASA	8,849	442,290
Daimler AG	2,605	143,220			$1,254,162
Deutsche Bank AG	3,689	162,003
Deutsche Boerse AG	2,468	154,612
Henkel AG & Co. KGaA (Preferred Stock), 0.80%	2,317	190,309	SINGAPORE - 2.9%
Muenchener Rueckversicherungs AG - Class R	1,668	299,575	Jardine Cycle & Carriage, Ltd.	16,000	$637,578
RWE AG	3,871	162,121	Keppel Corp., Ltd.	14,000	129,260
SAP AG	2,153	174,154	SembCorp Industries, Ltd.	42,000	182,485
Siemens AG	2,292	251,235			$949,323
Volkswagen AG	2,372	516,046
		$3,809,118
			SPAIN - 2.7%
			Banco Santander SA	56,089	$457,561
			Gas Natural SDG SA	13,149	237,986
			Iberdrola SA	39,315	218,155
					$913,702

See Notes to Financial Statements.	29

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments – As of December 31, 2012

	Shares	Value	ADR — American Depositary Receipt
			PLC — Public Limited Company
			* Non-income producing security.
SWEDEN - 0.9%			(1) Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $5,307 or 0.0% of net assets.
Hexagon AB - Class B	5,273	$133,643	(2) Variable rate security. Rate presented is as of December 31, 2012.
Tele2 AB - Class B	9,769	175,648
		$309,291

SWITZERLAND - 8.0%
Credit Suisse Group AG	14,713	$361,033
Nestle SA	17,225	1,118,477
Novartis AG	5,068	320,156
Swiss Re AG*	5,433	389,851
UBS AG*	9,956	156,203
Zurich Insurance Group AG (Inhaberktie)	1,201	320,739
		$2,666,459

UNITED KINGDOM - 21.5%
AstraZeneca PLC	18,989	$902,456
Aviva PLC	59,065	363,092
BAE Systems PLC	37,804	210,139
Barclays PLC (Ordinary)	69,904	301,998
BHP Billiton PLC	21,070	736,455
BP PLC	72,306	504,492
Centrica PLC	65,685	358,633
Ensco PLC - Class A	4,744	281,224
GlaxoSmithKline PLC	2,833	61,948
HSBC Holdings PLC	16,545	175,732
Imperial Tobacco Group PLC	5,910	229,418
Legal & General Group PLC	354,621	858,649
Pearson PLC	5,445	105,962
Rio Tinto PLC	5,760	331,690
Rolls-Royce Holdings PLC*	41,284	598,265
Rolls-Royce Holdings PLC – Class C (Preferred Stock)* (1)	3,199,068	5,307
Royal Dutch Shell PLC - Class B	8,760	311,559
SSE PLC	2,759	64,118
Subsea 7 SA	3,284	79,898
Vodafone Group PLC	207,180	523,885
WPP PLC	10,572	154,358
		$7,159,278

TOTAL EQUITY INTERESTS - 98.5%		$32,778,294
(identified cost, $26,493,504)

SHORT-TERM INVESTMENTS - 1.2%
Fidelity Government Money Market Fund, 0.01% (2)	393,090	$393,090

TOTAL SHORT-TERM INVESTMENTS - 1.2%		$393,090
(identified cost, $393,090)

TOTAL INVESTMENTS — 99.7%		$33,171,384
(identified cost, $26,886,594)

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.3%		84,370

NET ASSETS — 100.0%		$33,255,754

See Notes to Financial Statements.	30

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2012			For the Year Ended December 31, 2012

ASSETS:	TRUE			INVESTMENT INCOME (Note 1C)	TRUE
Investments, at value			3.00E+07	Dividend income (net of foreign taxes $171,304)	$1,185,608
(identified cost $26,886,594) (Note 1A)	$33,171,384	######		Income from securities lending (net)	22,483
Foreign currency, at value				Total investment income	$1,208,091
(identified cost $11,047) (Note 1A)	10,998	######
Receivable for fund shares sold	10,109			Expenses –
Dividends receivable	22,083			Investment adviser fee (Note 3)	$261,343
Tax reclaims receivable	67,487			Administrator fee (Note 3)	55,535
Prepaid expenses and other assets	14,314			Trustee expense (Note 3)	14,979
Total assets	$33,296,375			Custodian fee	40,915
				Accountant fee	62,509
LIABILITIES:				Distribution expenses (Note 4)	81,670
Payable for fund shares reacquired	$9,616			Transfer agent fee	44,059
Accrued expenses and other liabilities	31,005			Printing	123
Total liabilities	$40,621			Shareholder communications	5,687
NET ASSETS	$33,255,754			Audit services	17,000
				Legal services	12,511
NET ASSETS CONSIST OF:				Compliance services	6,022
Paid-in capital	$81,408,970			Registration costs	19,292
Accumulated net realized loss on investments and foreign currency	(54,462,246)			Interest expense (Note 8)	3,113
Undistributed net investment income	25,570			Miscellaneous	32,754
Unrealized appreciation on investments and foreign currency	6,283,460			Total expenses	$657,512
Net assets applicable to outstanding shares	$33,255,754
				Deduct –
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,355,918			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(50,043)
				Net expenses	$607,469
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST*	$14.12			Net investment income	$600,622

* Shares redeemed or exchanges within three months of purchase are charged a 2.00% redemption fee.			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
				Net realized loss –
				Investment transactions	$(1,561,941)
				Foreign currency transactions	(4,767)
				Net realized loss	$(1,566,708)

				Change in unrealized appreciation (depreciation) –
				Investments	$5,391,018
				Foreign currency translations	(4,908)
				Net change in unrealized appreciation (depreciation)	$5,386,110
				Net realized and unrealized gain on investments and foreign currency translations	$3,819,402
				Net increase in net assets from operations	$4,420,024

See Notes to Financial Statements.	31

Wright International Blue Chip Equities Fund (WIBC)

		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012	December 31, 2011

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$600,622	$659,056
-23435	Net realized gain (loss) on investment and foreign currency transactions	(1,566,708)	1,663,058
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,386,110	(7,926,507)
	Net increase (decrease) in net assets from operations	$4,420,024	$(5,604,393)
	Distributions to shareholders (Note 2)
	From net investment income	$(631,283)	$(683,131)
	Total distributions	$(631,283)	$(683,131)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(4,782,584)	$(9,456,804)
	Net decrease in net assets	$(993,843)	$(15,744,328)
##
	NET ASSETS:
	At beginning of year	34,249,597	49,993,925
	At end of year	$33,255,754	$34,249,597

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR		$25,570	$37,004

See Notes to Financial Statements.	32

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.580	$14.860	$14.460	$10.810	$22.470
Income (loss) from investment operations:
Net investment income (1)	0.244	0.224	0.170	0.208	0.483
Net realized and unrealized gain (loss)	1.567	(2.256)	0.640	3.442	(11.002)
Total income (loss) from investment operations	1.811	(2.032)	0.810	3.650	(10.519)

Less distributions:
From net investment income	(0.272)	(0.248)	(0.410)	—	(0.575)
From net realized gains	—	—	—	—	(0.558)
Tax return of capital	—	—	—	—	(0.008)
Total distributions	(0.272)	(0.248)	(0.410)	—	(1.141)
Redemption Fees(1)	0.001	— (2)	— (2)	—	—
#
Net asset value, end of year	$14.120	$12.580	$14.860	$14.460	$10.810
Total Return(3)	14.45%	(13.65)%	5.76%	33.77%	(47.74)%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$33,256	$34,250	$49,994	$68,839	$67,146
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.78%	1.74%	1.63%	1.54%
Net expenses after custodian fee reduction	N/A	N/A	N/A	1.63%	1.53%
Net investment income	1.84%	1.56%	1.23%	1.75%	2.71%
Portfolio turnover rate	58%	50%	92%	63%	82%

	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008
(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years ended December 31, 2012 and 2010, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

............................................................	2012	2010

Ratios (As a percentage of average daily net assets):
Gross expenses	2.01%	1.76%
Net investment income	1.68%	1.22%
............................................................

See Notes to Financial Statements.	33

The Wright Managed Equity Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31,

34

The Wright Managed Equity Trust
Notes to Financial Statements

2012, WMBC and WIBC, for federal income tax purposes, have capital loss carryforwards of $5,140,711 and $52,085,864, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

December 31,	WMBC	WIBC
2016	$ 203,325	$17,388,448
2017	4,937,386	34,697,416

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates.  Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused.  In addition to the amounts noted in the table above, WMBC and WIBC have the following available capital loss carryforwards that have no expiration date:

	WMBC	WIBC
Short Term	$ 74,698	$789,467
Long Term	-	845,412

As of December 31, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2012, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds,

35

The Wright Managed Equity Trust
Notes to Financial Statements

and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2012, and December 31, 2011, was as follows:

Year Ended 12/31/12	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$68,336	$111,377	$631,283
Long-term capital gain	1,149,678	-	-

Year Ended 12/31/11	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$-	$-	$683,131

During the year ended December 31, 2012, the following amounts were reclassified due to foreign currency gain (loss), distributions from real estate investment trusts and passive foreign investment company transactions.

Increase (decrease):	WSBC	WIBC
Accumulated net realized gain (loss)	$11,598	$(19,227)
Accumulated undistributed net investment income (loss)	(11,598)	19,227

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$78,219	$2,663	$49,510
Undistributed long-term gain	1,608,244	-	-
Capital loss carryforward and post October losses	-	(5,215,409)	(53,720,743)
Net unrealized appreciation (depreciation)	5,836,555	(234,787)	5,518,017
Total	$7,523,018	$(5,447,533)	$(48,153,216)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the

36

The Wright Managed Equity Trust
Notes to Financial Statements

amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and passive foreign investment company transactions.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2012, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$205,973	0.60%
WMBC	$107,547	0.60%
WIBC	$261,343	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2012, the administrator fee for WSBC, WMBC and WIBC amounted to $41,195, $21,510 and $55,535, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

Pursuant to the Letter of Engagement, A M Moody Consulting LLC, an affiliate of the Distributor, provides compliance and administrative consulting services to the Funds. A. M. Moody III, President of A M Moody Consulting LLC, is a control affiliate and an officer of the Distributor.  Fees paid to A M Moody Consulting Group LLC pursuant to the Letter of Engagement are reflected on the Statement of Operations within the caption Miscellaneous. Neither the Distributor nor A M Moody Consulting LLC, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

37

The Wright Managed Equity Trust
Notes to Financial Statements

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2012, for WSBC, WMBC and WIBC were $85,822, $44,811 and $81,670, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2012, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2013 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees of $32,399 for WMBC. WISDI waived distribution fees of $26,910, $44,811 and $50,043  for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2012
	WSBC	WMBC	WIBC
Purchases	$18,449,785	$13,637,725	$18,941,373
Sales	$25,974,035	$17,474,168	$24,140,242

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

December 31, 2013	36525	41274	# #	40908
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
WSBC
Sold	651,931	$7,196,342	1,217,920	$12,601,664
Issued to shareholders in payment of distributions declared	82,388	944,573	-	-
Redemptions	(1,286,524)	(14,479,497)	(797,792)	(8,104,855)
Net increase (decrease)	(552,205)	$(6,338,582)	420,128	$4,496,809
December 31, 2013	36525	41274 # #		40908

38

The Wright Managed Equity Trust
Notes to Financial Statements

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
WMBC
Sold	75,837	$970,777	265,696	$3,265,816
Issued to shareholders in payment of distributions declared	8,191	103,537	-	-
Redemptions	(401,489)	(5,146,223)	(491,607)	(6,166,377)
Net decrease	(317,461)	$(4,071,909)	(225,911)	$(2,900,561)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
WIBC
Sold	167,193	$2,284,177	366,751	$5,165,522
Issued to shareholders in payment of distributions declared	42,643	590,876	48,799	606,608
Redemptions	(576,734)	(7,659,569)	(1,056,710)	(15,228,963)
Redemption fees	-	1,932	-	29
Net decrease	(366,898)	$(4,782,584)	(641,160)	$(9,456,804)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2012, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2012
	WSBC	WMBC	WIBC
Aggregate cost	$23,754,922	$15,718,493	$27,652,037
Gross unrealized appreciation	$6,228,247	$699,487	$6,357,982
Gross unrealized depreciation	(391,692)	(934,274)	(838,635)
Net unrealized appreciation (depreciation)	$5,836,555	$(234,787)	$5,519,347

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2012, WSBC and WMBC had a balance outstanding pursuant to this line of credit of $413,537 and $18,379, respectively, at an interest rate of 1.21%.

39

The Wright Managed Equity Trust
Notes to Financial Statements

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2012, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$471,083	$157,518	$385,333
Average interest rate	1.23%	1.24%	1.24%

9. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Securities Lending Agreement

WIBC has established a securities lending arrangement with Union Bank as securities lending agent in which WIBC lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. WIBC earns interest on the amount invested in the portfolio, but it must pay to or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fee and interest income earned is offset by the broker rebate fees paid of $31,242 for the year ended December 31, 2012. In the event of counterparty default, WIBC is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. WIBC bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. WIBC has the right under the securities lending agreement to recover the securities from the borrower on demand. As of December 31, 2012, WIBC had no securities on loan.

11. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

The Wright Managed Equity Trust
Notes to Financial Statements

At December 31, 2012, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$29,591,477	$-	$-	$29,591,477
Total Investments	$29,591,477	$-	$-	$29,591,477

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$15,482,036	$-	$-	$15,482,036
Short-Term Investments	-	1,670	-	1,670
Total Investments	$15,482,036	$1,670	$-	$15,483,706

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$2,693,289	$30,079,698*	$5,307	$32,778,294
Short-Term Investments	-	393,090	-	393,090

Total Investments	$2,693,289	$30,472,788	$5,307	$33,171,384

* Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Level 1, Level 2 and Level 3 inputs displayed in these tables under Equity Interests are Common Stock and Preferred Stock. Refer to each Fund’s Portfolio of Investments for a further breakout of each security by type.

The Funds utilize the end of period methodology when determining transfers in or out of the Level 2 category. As of December 31, 2012, there was $30,079,698 transferred from Level 1 into Level 2 in WIBC as a result of the Fund’s fair valuation policy.

The security identified below as a transfer into Level 3 represents shares that were received as a result of a corporate action.

41

The Wright Managed Equity Trust
Notes to Financial Statements

The following is a reconciliation of Level 3 assets for WIBC for which significant unobservable inputs were used to determine fair value.
Equity Interests
Balance as of 12/31/11	$16,120
Change in Unrealized Appreciation	(16,120)
Realized Gain (Loss)	2,597
Sales	(2,597)
Transfers In	5,307
Balance as of 12/31/12	$5,307
Net change in unrealized appreciation from investments held as of 12/31/12 **	$5,307

** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

12. New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs.  ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

13. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2012, events and transactions subsequent to December 31, 2012, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

42

The Wright Managed Equity Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), each a series of shares of The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
March 1, 2013

43

The Wright Managed Equity Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income – Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 0.15%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD).  Each Fund also designates 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

44

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 96.5%

ASSET-BACKED SECURITIES - 0.8%

$195,000	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%	06/15/16	$208,356
Total Asset-Backed Securities (identified cost, $203,096)	$208,356

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9%

$275,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A5	4.733%		10/15/41	$291,246
190,181	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.936%		05/15/38	190,784
170,692	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A3	4.813%		02/15/38	175,004
435,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5	4.878%		01/15/42	465,009
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%		09/15/39	345,797
315,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291%	(1)	01/12/44	352,299
310,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.893%	(1)	06/12/46	357,917
Total Commercial Mortgage-Backed Securities (identified cost, $2,000,469)	$2,178,056

RESIDENTIAL MORTGAGE-BACKED SECURITIES - 0.2%

$41,057	Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2	2.615%	(1)	07/25/34	$42,144
Total Residential Mortgage-Backed Securities (identified cost, $34,659)	$42,144

CORPORATE BONDS - 48.7%

AUTO MANUFACTURERS - 0.9%
$200,000	Toyota Motor Credit Corp., MTN	3.300%		01/12/22	$216,198
COMMUNICATIONS EQUIPMENT - 0.9%
$200,000	eBay, Inc.	3.250%		10/15/20	$216,078
CONSUMER DURABLES & APPAREL - 0.5%
$115,000	Hasbro, Inc.	6.125%		05/15/14	$123,181
CONSUMER SERVICES - 0.3%
$60,000	Brinker International, Inc.	5.750%		06/01/14	$63,489
DIVERSIFIED FINANCIALS - 12.6%
$70,000	American Express Credit Corp., Series C	7.300%		08/20/13	$73,018
55,000	Ameriprise Financial, Inc.	5.650%		11/15/15	62,299
135,000	Bank of America Corp., MTN	5.000%		05/13/21	154,391
140,000	Bear Stearns Cos., LLC (The)	5.700%		11/15/14	152,202
55,000	Capital One Financial Corp.	7.375%		05/23/14	59,851
181,000	Citigroup, Inc.	6.500%		08/19/13	187,291
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%		10/13/15	165,248
160,000	Eaton Vance Corp.	6.500%		10/02/17	193,245
175,000	General Electric Capital Corp., MTN, Series A	6.750%		03/15/32	227,951
100,000	Goldman Sachs Group, Inc. (The)	0.911%	(1)	09/29/14	99,625
205,000	Goldman Sachs Group, Inc. (The)	6.150%		04/01/18	241,103
110,000	JPMorgan Chase & Co.	6.300%		04/23/19	135,896
125,000	Merrill Lynch & Co., Inc.	6.050%		05/16/16	137,713
150,000	Morgan Stanley	5.500%		07/28/21	170,602
120,000	Nomura Holdings, Inc.	5.000%		03/04/15	127,297
135,000	PNC Funding Corp.	4.250%		09/21/15	147,238
55,000	SunTrust Banks, Inc.	6.000%		09/11/17	65,057
130,000	TD Ameritrade Holding Corp.	4.150%		12/01/14	138,612
120,000	US Bancorp, MTN	3.150%		03/04/15	126,524
200,000	Wells Fargo & Co.	3.625%		04/15/15	212,682
205,000	Westpac Banking Corp.	4.200%		02/27/15	220,027

See Notes to Financial Statements.	45

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate		Maturity Date	Value
ENERGY - 1.8%
$105,000	Baker Hughes, Inc.	6.875%		01/15/29	$145,371
50,000	ONEOK Partners LP	6.850%		10/15/37	63,907
60,000	ONEOK, Inc.	5.200%		06/15/15	65,130
70,000	Peabody Energy Corp.	7.375%		11/01/16	80,500
55,000	Valero Energy Corp.	9.375%		03/15/19	75,746
FOOD, BEVERAGE & TOBACCO - 2.0%
$19,000	Altria Group, Inc.	9.700%		11/10/18	$26,630
140,000	ConAgra Foods, Inc.	5.875%		04/15/14	149,003
150,000	Ingredion, Inc.	4.625%		11/01/20	167,764
100,000	PepsiCo, Inc.	7.900%		11/01/18	135,111
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
$155,000	Cigna Corp.	2.750%		11/15/16	$163,201
65,000	Hospira, Inc.	5.900%		06/15/14	69,499
75,000	Laboratory Corp. of America Holdings	3.125%		05/15/16	79,084
40,000	McKesson Corp.	6.500%		02/15/14	42,587
100,000	Medtronic, Inc.	4.500%		03/15/14	104,685
130,000	UnitedHealth Group, Inc.	6.000%		02/15/18	158,413
145,000	WellPoint, Inc.	4.350%		08/15/20	160,306
HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
$60,000	Estee Lauder Cos., Inc. (The)	6.000%		05/15/37	$76,490
INFORMATION SERVICES - 1.0%
$135,000	Equifax, Inc.	4.450%		12/01/14	$142,406
100,000	Moody's Corp.	5.500%		09/01/20	111,688
INSURANCE - 4.4%
$200,000	Loews Corp.	5.250%		03/15/16	$223,070
125,000	MetLife, Inc.	5.000%		06/15/15	137,692
205,000	PartnerRe Finance B, LLC	5.500%		06/01/20	229,129
55,000	Principal Financial Group, Inc.	8.875%		05/15/19	73,896
130,000	Principal Life Income Funding Trusts, MTN	0.492%	(1)	11/08/13	130,116
90,000	Prudential Financial, Inc., MTN	4.500%		11/15/20	100,659
50,000	Prudential Financial, Inc., MTN, Series D	7.375%		06/15/19	63,578
100,000	Travelers Cos., Inc. (The)	5.500%		12/01/15	113,261
MATERIALS - 2.1%
$145,000	Airgas, Inc.	4.500%		09/15/14	$153,086
120,000	Dow Chemical Co. (The)	7.375%		03/01/23	151,457
70,000	Greif, Inc.	6.750%		02/01/17	78,400
100,000	Lubrizol Corp.	8.875%		02/01/19	139,709
MEDIA - 3.1%
$90,000	Comcast Cable Communications Holdings, Inc.	9.455%		11/15/22	$136,311
150,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	5.000%		03/01/21	168,553
95,000	McGraw-Hill Cos., Inc. (The)	5.900%		11/15/17	110,465
50,000	Time Warner Cable, Inc.	8.250%		04/01/19	66,622
115,000	Time Warner Cos., Inc.	6.950%		01/15/28	150,001
120,000	Viacom, Inc.	4.375%		09/15/14	127,194
MINING - 0.4%
$40,000	Barrick Gold Financeco, LLC	6.125%		09/15/13	$41,495
50,000	Rio Tinto Finance USA, Ltd.	8.950%		05/01/14	55,304
PIPELINES - 1.2%
$60,000	Spectra Energy Capital, LLC	5.650%		03/01/20	$71,448
170,000	TransCanada PipeLines, Ltd.	6.500%		08/15/18	214,353

See Notes to Financial Statements.	46

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate		Maturity Date	Value
REAL ESTATE - 0.8%
$200,000	Simon Property Group LP	2.750%		02/01/23	$200,326
RETAILING - 1.7%
$55,000	AutoZone, Inc.	5.750%		01/15/15	$60,215
145,000	Kohl's Corp.	4.000%		11/01/21	153,630
72,000	Ltd. Brands, Inc.	5.250%		11/01/14	75,960
120,000	Safeway, Inc.	5.000%		08/15/19	129,288
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
$165,000	Applied Materials, Inc.	7.125%		10/15/17	$207,324
SOFTWARE & SERVICES - 3.1%
$140,000	Adobe Systems, Inc.	4.750%		02/01/20	$156,928
100,000	Ingram Micro, Inc.	5.250%		09/01/17	108,712
105,000	International Business Machines Corp.	7.625%		10/15/18	140,420
195,000	Oracle Corp.	5.375%		07/15/40	244,089
100,000	Symantec Corp.	4.200%		09/15/20	105,230
TECHNOLOGY HARDWARE & EQUIPMENT - 1.3%
$30,000	Dell, Inc.	5.625%		04/15/14	$31,854
140,000	Harris Corp.	5.000%		10/01/15	153,616
140,000	Pitney Bowes, Inc., MTN	5.250%		01/15/37	142,946
TELECOMMUNICATIONS - 1.8%
$105,000	BellSouth Corp.	6.000%		11/15/34	$118,122
70,000	British Telecommunications PLC	9.625%		12/15/30	111,499
150,000	Verizon Global Funding Corp.	7.750%		12/01/30	220,227
TRANSPORTATION - 0.6%
$120,000	Burlington Northern Santa Fe, LLC	6.200%		08/15/36	$154,045
UTILITIES - 3.9%
$110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	$143,849
90,000	Dominion Resources, Inc., Series E	6.300%		03/15/33	116,297
65,000	Duke Energy Indiana, Inc.	5.000%		09/15/13	67,068
80,000	Exelon Generation Co., LLC	5.200%		10/01/19	90,822
115,000	NextEra Energy Capital Holdings, Inc., Series D	7.300%	(1)	09/01/67	127,921
50,000	Pacific Gas & Electric Co.	8.250%		10/15/18	68,159
63,000	PPL Energy Supply, LLC	6.300%		07/15/13	64,884
60,000	Public Service Electric & Gas Co., MTN	5.300%		05/01/18	72,105
125,000	Sempra Energy	6.500%		06/01/16	146,658
55,000	TransAlta Corp.	4.750%		01/15/15	58,309

Total Corporate Bonds (identified cost, $10,740,619)	$11,940,641

U.S. GOVERNMENT INTERESTS - 37.9%

AGENCY MORTGAGE-BACKED SECURITIES - 27.5%
$91,157	FHLMC Gold Pool #A32600	5.500%	05/01/35	$100,685
22,882	FHLMC Gold Pool #C01646	6.000%	09/01/33	25,448
20,722	FHLMC Gold Pool #C27663	7.000%	06/01/29	21,483
93,415	FHLMC Gold Pool #C47318	7.000%	09/01/29	110,432
95,081	FHLMC Gold Pool #C66878	6.500%	05/01/32	109,758
101,027	FHLMC Gold Pool #C91046	6.500%	05/01/27	112,658
13,936	FHLMC Gold Pool #D66753	6.000%	10/01/23	15,242
3,242	FHLMC Gold Pool #E00903	7.000%	10/01/15	3,495
124,760	FHLMC Gold Pool #G01035	6.000%	05/01/29	138,753
49,304	FHLMC Gold Pool #G02478	5.500%	12/01/36	53,363
20,853	FHLMC Gold Pool #H19018	6.500%	08/01/37	23,133
50,295	FHLMC Gold Pool #N30514	5.500%	11/01/28	53,979
208,998	FHLMC Gold Pool #P00024	7.000%	09/01/32	239,537

See Notes to Financial Statements.	47

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate		Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$8,272	FHLMC Gold Pool #P50031	7.000%		08/01/18	$8,654
42,183	FHLMC Gold Pool #P50064	7.000%		09/01/30	47,878
57,635	FHLMC Pool #1B1291	2.754%	(1)	11/01/33	61,366
147,262	FHLMC Pool #1G0233	2.829%	(1)	05/01/35	157,236
19,000	FHLMC Pool #781071	5.240%	(1)	11/01/33	20,367
15,419	FHLMC Pool #781804	5.078%	(1)	07/01/34	16,644
7,826	FHLMC Pool #781884	5.164%	(1)	08/01/34	8,451
23,020	FHLMC Pool #782862	5.032%	(1)	11/01/34	24,815
152,444	FHLMC, Series 1983, Class Z	6.500%		12/15/23	172,566
110,236	FHLMC, Series 2044, Class PE	6.500%		04/15/28	126,487
550,000	FHLMC, Series 2627, Class MW	5.000%		06/15/23	616,944
80,354	FNMA Pool #253057	8.000%		12/01/29	97,426
1,334	FNMA Pool #254845	4.000%		07/01/13	1,405
1,686	FNMA Pool #254863	4.000%		08/01/13	1,802
4,313	FNMA Pool #479477	6.000%		01/01/29	4,820
10,048	FNMA Pool #489357	6.500%		03/01/29	11,633
11,933	FNMA Pool #535332	8.500%		04/01/30	14,926
23,080	FNMA Pool #545782	7.000%		07/01/32	26,927
12,539	FNMA Pool #597396	6.500%		09/01/31	14,818
55,014	FNMA Pool #621284	6.500%		12/01/31	62,952
20,554	FNMA Pool #725866	4.500%		09/01/34	22,281
73,632	FNMA Pool #738630	5.500%		11/01/33	80,935
206,194	FNMA Pool #745001	6.500%		09/01/35	244,472
100,347	FNMA Pool #745467	5.239%	(1)	04/01/36	107,808
168,751	FNMA Pool #745755	5.000%		12/01/35	183,459
63,625	FNMA Pool #747529	4.500%		10/01/33	69,089
419,483	FNMA Pool #781893	4.500%		11/01/31	465,863
27,649	FNMA Pool #809888	4.500%		03/01/35	29,919
440,425	FNMA Pool #888366	7.000%		04/01/37	507,821
398,609	FNMA Pool #888367	7.000%		03/01/37	459,620
216,464	FNMA Pool #888417	6.500%		01/01/36	254,292
27,262	FNMA Pool #906455	5.963%	(1)	01/01/37	29,591
23,586	GNMA I Pool #374892	7.000%		02/15/24	27,689
22,262	GNMA I Pool #376400	6.500%		02/15/24	25,308
22,256	GNMA I Pool #379982	7.000%		02/15/24	26,127
132,130	GNMA I Pool #393347	7.500%		02/15/27	158,409
50,291	GNMA I Pool #410081	8.000%		08/15/25	60,687
31,439	GNMA I Pool #427199	7.000%		12/15/27	34,230
34,444	GNMA I Pool #448490	7.500%		03/15/27	37,819
42,715	GNMA I Pool #458762	6.500%		01/15/28	50,215
32,821	GNMA I Pool #460726	6.500%		12/15/27	37,983
14,167	GNMA I Pool #488924	6.500%		11/15/28	16,654
11,797	GNMA I Pool #510706	8.000%		11/15/29	14,546
24,197	GNMA I Pool #581536	5.500%		06/15/33	26,739
71,855	GNMA II Pool #002630	6.500%		08/20/28	82,320
3,917	GNMA II Pool #002909	8.000%		04/20/30	4,987
9,459	GNMA II Pool #002972	7.500%		09/20/30	11,572
3,436	GNMA II Pool #002973	8.000%		09/20/30	4,375
32,871	GNMA II Pool #003095	6.500%		06/20/31	38,982
221,726	GNMA II Pool #004841	8.000%		08/20/31	269,780
783,653	GNMA, Series 2010-44, Class NK	4.000%		10/20/37	831,664

See Notes to Financial Statements.	48

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate		Maturity Date	Value
U.S. TREASURIES - 10.4%
$1,030,000	U.S. Treasury Bond	3.125%		02/15/42	$1,077,155
650,000	U.S. Treasury Note	3.875%		05/15/18	755,473
305,000	U.S. Treasury Note	2.125%		08/15/21	320,679
470,000	U.S. Treasury Strip Coupon	1.690%	(2)	05/15/22	399,002

Total U.S. Government Interests (identified cost, $8,856,760)	$9,273,628

TOTAL FIXED INCOME INVESTMENTS (identified cost, $21,835,603) — 96.5%	$23,642,825

SHORT-TERM INVESTMENTS - 4.0%

$976,521	Fidelity Government Money Market Fund, 0.01%	$976,521

TOTAL SHORT-TERM INVESTMENTS (identified cost, $976,521) — 4.0%	$976,521

TOTAL INVESTMENTS (identified cost, $22,812,124) — 100.5%	$24,619,346

LIABILITIES, IN EXCESS OF OTHER ASSETS — (0.5)%	(133,473)

NET ASSETS — 100.0%	$24,485,873

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
(1)	Variable rate security. Rate presented is as of December 31, 2012.
(2)	Rate presented is yield to maturity.

See Notes to Financial Statements.	49

Wright Total Return Bond Fund (WTRB)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2012			For the Year Ended December 31, 2012

ASSETS:	TRUE			INVESTMENT INCOME (Note 1C)	TRUE
Investments, at value			2.00E+07	Interest income	$1,129,557
(identified cost $22,812,124) (Note 1A)	$24,619,346	######		Dividend income	35
Receivable for fund shares sold	9,070			Total investment income	$1,129,592
Receivable for investment securities sold	1,325,746
Dividends and interest receivable	193,308			Expenses –
Prepaid expenses and other assets	16,204			Investment adviser fee (Note 3)	$145,420
Total assets	$26,163,674			Administrator fee (Note 3)	22,621
				Trustee expense (Note 3)	14,979
LIABILITIES:				Custodian fee	3,228
Payable for fund shares reacquired	$301,258			Accountant fee	38,484
Payable for investment securities purchased	1,321,413			Pricing	35,435
Distributions payable	35,942			Distribution expenses (Note 4)	80,789
Accrued expenses and other liabilities	19,188			Transfer agent fee	22,763
Total liabilities	$1,677,801			Printing	122
NET ASSETS	$24,485,873			Shareholder communications	5,598
				Audit services	20,000
NET ASSETS CONSIST OF:				Legal services	12,912
Paid-in capital	$24,351,638			Compliance services	6,005
Accumulated net realized loss on investments	(1,672,987)			Registration costs	21,913
Unrealized appreciation on investments	1,807,222			Interest expense (Note 8)	457
Net assets applicable to outstanding shares	$24,485,873			Miscellaneous	25,469
				Total expenses	$456,195
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,840,506
				Deduct –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$13.3			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(148,741)
				Net expenses	$307,454
				Net investment income	$822,138

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized gain on investment transactions	$658,964
				Net change in unrealized appreciation (depreciation) on investments	(128,057)
				Net realized and unrealized gain on investments	$530,907
				Net increase in net assets from operations	$1,353,045

See Notes to Financial Statements.	50

Wright Total Return Bond Fund (WTRB)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012	December 31, 2011

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$822,138	$989,900
0	Net realized gain on investment transactions	658,964	211,660
Net change in unrealized appreciation (depreciation) on investments	(128,057)	788,844
Net increase in net assets from operations	$1,353,045	$1,990,404
Distributions to shareholders (Note 2)
From net investment income	$(1,124,326)	$(1,214,917)
Total distributions	$(1,124,326)	$(1,214,917)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(6,366,170)	$(1,682,358)
Net decrease in net assets	$(6,137,451)	$(906,871)
##
NET ASSETS:
At beginning of year	30,623,324	31,530,195
At end of year	$24,485,873	$30,623,324

See Notes to Financial Statements	51

Wright Total Return Bond Fund (WTRB)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.220	$12.890	$12.620	$11.990	$12.390
Income (loss) from investment operations:
Net investment income (1)	0.339	0.420	0.437	0.558	0.573
Net realized and unrealized gain (loss)	0.206	0.425	0.336	0.676	(0.373)
Total income from investment operations	0.545	0.845	0.773	1.234	0.200

Less distributions:
From net investment income	(0.465)	(0.515)	(0.503)	(0.604)	(0.600)
Net asset value, end of year	$13.300	$13.220	$12.890	$12.620	$11.990
Total Return(2)	4.16%	6.68%	6.18%	10.53%	1.69%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$24,486	$30,623	$31,530	$24,556	$23,262
Ratios (As a percentage of average daily net assets):
Net expenses	0.95%	0.95%	0.83%	0.70%	0.71%
Net expenses after custodian fee reduction	N/A	N/A	N/A	0.70%	0.70%
Net investment income	2.54%	3.22%	3.38%	4.53%	4.73%
Portfolio turnover rate	68%	55%	119%	61%	125%

	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

............................................................	2012	2011	2010	2009	2008

Ratios (As a percentage of average daily net assets):
Expenses	1.41%	1.37%	1.43%	1.55%	1.52%
Expenses after custodian fee reduction	N/A	N/A	N/A	1.55%	1.51%
Net investment income	2.08%	2.80%	2.78%	3.68%	3.93%
............................................................

See Notes to Financial Statements.	52

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 97.4%

AGENCY MORTGAGE-BACKED SECURITIES - 97.4%
$420,832	FHLMC Gold Pool #A85905	5.000%	05/01/39	$458,845
206,505	FHLMC Gold Pool #A90393	5.000%	12/01/39	227,923
17,160	FHLMC Gold Pool #C00548	7.000%	08/01/27	20,453
50,148	FHLMC Gold Pool #C00778	7.000%	06/01/29	59,747
108,532	FHLMC Gold Pool #C01375	6.500%	07/01/32	125,084
191,311	FHLMC Gold Pool #C91034	6.000%	06/01/27	211,243
547,959	FHLMC Gold Pool #C91347	3.500%	12/01/30	585,889
554,617	FHLMC Gold Pool #C91408	3.500%	11/01/31	593,008
27,405	FHLMC Gold Pool #D81642	7.500%	08/01/27	29,784
56,638	FHLMC Gold Pool #D82572	7.000%	09/01/27	67,508
11,612	FHLMC Gold Pool #E00678	6.500%	06/01/14	12,087
11,696	FHLMC Gold Pool #E00721	6.500%	07/01/14	12,199
24,869	FHLMC Gold Pool #E81704	8.500%	05/01/15	26,511
261,186	FHLMC Gold Pool #G00892	6.500%	12/01/27	304,741
472,063	FHLMC Gold Pool #G02791	5.500%	04/01/37	510,033
177,159	FHLMC Gold Pool #G02809	6.500%	05/01/36	203,054
136,245	FHLMC Gold Pool #G04710	6.000%	09/01/38	149,805
139,326	FHLMC Gold Pool #G08012	6.500%	09/01/34	159,186
310,382	FHLMC Gold Pool #G08022	6.000%	11/01/34	344,409
241,785	FHLMC Gold Pool #G08047	6.000%	03/01/35	268,538
997,408	FHLMC Gold Pool #G08081	6.000%	09/01/35	1,115,484
830,581	FHLMC Gold Pool #G08378	6.000%	10/01/39	936,546
196,483	FHLMC Gold Pool #G80111	7.300%	12/17/22	226,115
247,087	FHLMC Gold Pool #H09054	4.500%	03/01/37	262,445
78,889	FHLMC Gold Pool #H09098	6.500%	10/01/37	87,428
208,998	FHLMC Gold Pool #P00024	7.000%	09/01/32	239,537
186,186	FHLMC Gold Pool #P50019	7.000%	07/01/24	217,838
615,983	FHLMC Gold Pool #T30126	5.550%	07/01/37	703,330
515,787	FHLMC Gold Pool #T30133	5.550%	07/01/37	589,000
583,859	FHLMC Gold Pool #U30400	5.550%	06/01/37	666,597
549,605	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	623,090
77,978	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	90,104
54,526	FHLMC, Series 2201, Class C	8.000%	11/15/29	64,983
265,214	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	298,366
118,074	FHLMC, Series 2259, Class ZM	7.000%	10/15/30	138,791
77,542	FHLMC, Series 2576, Class HC	5.500%	03/15/33	87,673
472,671	FHLMC, Series 3004, Class HK	5.500%	07/15/35	481,322
755,667	FHLMC, Series 3033, Class WY	5.500%	09/15/35	814,628
200,000	FHLMC, Series 3072, Class DL	6.000%	02/15/35	235,149
73,857	FHLMC, Series 3217, Class PD	6.000%	11/15/34	75,752
125,000	FHLMC, Series 3255, Class QE	5.500%	12/15/36	141,261
565,000	FHLMC, Series 3605, Class NC	5.500%	06/15/37	682,429
150,000	FHLMC, Series 3641, Class TB	4.500%	03/15/40	163,264
1,000,000	FHLMC, Series 3662, Class PJ	5.000%	04/15/40	1,132,722
160,502	FHLMC-GNMA, Series 15, Class L	7.000%	07/25/23	183,664
58,292	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	67,345
100,297	FHLMC-GNMA, Series 4, Class D	8.000%	12/25/22	115,718
452,240	FNMA Pool #252034	7.000%	09/01/28	539,897
927,642	FNMA Pool #256182	6.000%	03/01/36	1,007,186
165,828	FNMA Pool #256972	6.000%	11/01/37	179,529
654,361	FNMA Pool #257138	5.000%	03/01/38	701,474

See Notes to Financial Statements.	53

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$25,669	FNMA Pool #535131	6.000%	03/01/29	$28,684
129,983	FNMA Pool #594207	6.500%	02/01/31	150,913
48,006	FNMA Pool #673315	5.500%	11/01/32	52,767
1,092,667	FNMA Pool #689108	5.500%	02/01/33	1,212,747
402,357	FNMA Pool #721255	5.500%	07/01/33	442,265
57,736	FNMA Pool #733750	6.310%	10/01/32	65,043
705,378	FNMA Pool #735415	6.500%	12/01/32	817,964
248,941	FNMA Pool #735861	6.500%	09/01/33	293,716
413,174	FNMA Pool #745001	6.500%	09/01/35	489,876
718,934	FNMA Pool #745318	5.000%	12/01/34	789,993
58,177	FNMA Pool #745630	5.500%	01/01/29	63,801
116,337	FNMA Pool #801357	5.500%	08/01/34	127,876
554,795	FNMA Pool #809974	4.500%	03/01/35	600,359
139,639	FNMA Pool #813839	6.000%	11/01/34	156,042
759,820	FNMA Pool #851655	6.000%	12/01/35	854,366
114,409	FNMA Pool #871394	7.000%	04/01/21	124,991
374,828	FNMA Pool #879922	5.000%	11/01/35	404,391
258,796	FNMA Pool #888211	7.000%	08/01/36	309,215
89,815	FNMA Pool #888367	7.000%	03/01/37	103,562
187,330	FNMA Pool #888534	5.000%	08/01/37	200,817
501,904	FNMA Pool #908160	5.500%	12/01/36	538,903
440,765	FNMA Pool #930504	5.000%	02/01/39	480,894
144,032	FNMA Pool #930664	6.500%	03/01/39	163,584
86,181	FNMA Pool #954957	6.000%	10/01/37	93,301
188,333	FNMA Pool #995346	6.500%	09/01/36	212,253
371,418	FNMA Pool #995656	7.000%	06/01/33	444,305
328,221	FNMA Pool #AA9347	5.000%	08/01/39	364,417
606,854	FNMA Pool #AB1231	5.000%	07/01/40	668,051
115,165	FNMA Pool #AB2265	4.000%	02/01/41	128,329
1,021,874	FNMA Pool #AB3223	4.000%	07/01/41	1,121,816
206,206	FNMA Pool #AD0756	6.500%	11/01/28	232,439
441,658	FNMA Pool #AD6420	5.000%	06/01/40	487,051
210,439	FNMA Pool #AE0995	4.000%	02/01/41	234,494
281,323	FNMA Pool #AH8932	4.500%	04/01/41	308,297
507,064	FNMA Pool #AL0657	5.000%	08/01/41	553,633
428,480	FNMA Pool #AL0886	6.500%	10/01/38	497,155
1,439,031	FNMA Pool #MA0641	4.000%	02/01/31	1,549,561
860,381	FNMA Pool #MA0919	3.500%	12/01/31	920,173
189,000	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	221,419
137,352	FNMA Whole Loan, Series 2003-W18, Class 1A6	5.370%	08/25/43	141,297
262,686	FNMA Whole Loan, Series 2004-W1, Class 2A2	7.000%	12/25/33	315,539
394,079	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	484,694
302,273	FNMA, Series 1993-23, Class PZ	7.500%	03/25/23	349,000
299,863	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	350,391
153,950	FNMA, Series 2001-52, Class YZ	6.500%	10/25/31	175,913
125,000	FNMA, Series 2002-15, Class QH	6.000%	04/25/32	142,983
693,132	FNMA, Series 2002-77, Class Z	5.500%	12/25/32	773,820
692,018	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	798,233
231,824	FNMA, Series 2004-17, Class H	5.500%	04/25/34	262,675
285,000	FNMA, Series 2004-25, Class LC	5.500%	04/25/34	315,466
256,000	FNMA, Series 2004-25, Class UC	5.500%	04/25/34	282,190
339,858	FNMA, Series 2004-90, Class D	4.000%	11/25/34	373,431
204,627	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	222,805
300,000	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	339,590
534,000	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	613,934

See Notes to Financial Statements.	54

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$800,000	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	$963,085
127,853	FNMA, Series 2008-46, Class JN	5.500%	06/25/38	130,118
850,000	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	979,607
88,282	FNMA, Series 2008-86, Class GD	6.000%	03/25/36	98,131
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	179,719
390,000	FNMA, Series 2009-96, Class DB	4.000%	11/25/29	424,216
312,805	FNMA, Series G92-43, Class Z	7.500%	07/25/22	361,353
204,524	FNMA, Series G93-5, Class Z	6.500%	02/25/23	236,461
694	GNMA I Pool #177784	8.000%	10/15/16	698
6,251	GNMA I Pool #192357	8.000%	04/15/17	6,283
1,390	GNMA I Pool #194287	9.500%	03/15/17	1,399
543	GNMA I Pool #196063	8.500%	03/15/17	595
726	GNMA I Pool #212601	8.500%	06/15/17	730
992	GNMA I Pool #220917	8.500%	04/15/17	1,039
1,262	GNMA I Pool #223348	10.000%	08/15/18	1,270
1,756	GNMA I Pool #230223	9.500%	04/15/18	1,767
2,536	GNMA I Pool #260999	9.500%	09/15/18	2,668
3,805	GNMA I Pool #263439	10.000%	02/15/19	3,831
1,059	GNMA I Pool #265267	9.500%	08/15/20	1,066
549	GNMA I Pool #266983	10.000%	02/15/19	552
580	GNMA I Pool #286556	9.000%	03/15/20	584
643	GNMA I Pool #301366	8.500%	06/15/21	667
3,483	GNMA I Pool #302933	8.500%	06/15/21	4,137
1,475	GNMA I Pool #314222	8.500%	04/15/22	1,488
1,382	GNMA I Pool #315187	8.000%	06/15/22	1,389
18,459	GNMA I Pool #319441	8.500%	04/15/22	18,792
4,689	GNMA I Pool #325165	8.000%	06/15/22	5,545
5,432	GNMA I Pool #335950	8.000%	10/15/22	5,460
85,143	GNMA I Pool #346987	7.000%	12/15/23	99,314
32,210	GNMA I Pool #352001	6.500%	12/15/23	36,567
10,543	GNMA I Pool #352110	7.000%	08/15/23	12,298
40,467	GNMA I Pool #368238	7.000%	12/15/23	47,203
22,181	GNMA I Pool #372379	8.000%	10/15/26	23,454
37,454	GNMA I Pool #399726	7.490%	05/15/25	44,920
89,871	GNMA I Pool #399788	7.490%	09/15/25	107,787
25,653	GNMA I Pool #399958	7.490%	02/15/27	31,093
24,200	GNMA I Pool #399964	7.490%	04/15/26	29,187
38,752	GNMA I Pool #410215	7.500%	12/15/25	46,235
3,313	GNMA I Pool #414736	7.500%	11/15/25	3,976
12,991	GNMA I Pool #420707	7.000%	02/15/26	15,415
9,924	GNMA I Pool #421829	7.500%	04/15/26	11,853
3,317	GNMA I Pool #431036	8.000%	07/15/26	3,490
12,941	GNMA I Pool #431612	8.000%	11/15/26	13,257
4,174	GNMA I Pool #442190	8.000%	12/15/26	4,837
38,620	GNMA I Pool #448970	8.000%	08/15/27	47,250
7,346	GNMA I Pool #449176	6.500%	07/15/28	8,636
19,957	GNMA I Pool #462623	6.500%	03/15/28	23,161
54,230	GNMA I Pool #471369	5.500%	05/15/33	59,960
145,365	GNMA I Pool #487108	6.000%	04/15/29	164,480
96,612	GNMA I Pool #489377	6.375%	03/15/29	109,317
293,563	GNMA I Pool #503405	6.500%	04/15/29	346,202
125,796	GNMA I Pool #509930	5.500%	06/15/29	138,656
202,625	GNMA I Pool #509965	5.500%	06/15/29	223,593
13,137	GNMA I Pool #538314	7.000%	02/15/32	15,629
30,539	GNMA I Pool #595606	6.000%	11/15/32	34,441

See Notes to Financial Statements.	55

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$7,624	GNMA I Pool #602377	4.500%	06/15/18	$8,143
13,869	GNMA I Pool #603377	4.500%	01/15/18	14,711
122,615	GNMA I Pool #615403	4.500%	08/15/33	136,530
80,191	GNMA I Pool #616829	5.500%	01/15/25	88,439
82,719	GNMA I Pool #623190	6.000%	12/15/23	92,821
340,001	GNMA I Pool #624600	6.150%	01/15/34	394,934
60,290	GNMA I Pool #640940	5.500%	05/15/35	68,507
27,255	GNMA I Pool #658267	6.500%	02/15/22	30,263
79,344	GNMA I Pool #677162	5.500%	08/15/23	85,734
813,897	GNMA I Pool #711286	6.500%	10/15/32	953,485
669,117	GNMA I Pool #733602	5.000%	04/15/40	759,406
27,052	GNMA I Pool #780429	7.500%	09/15/26	29,798
154,442	GNMA I Pool #780492	7.000%	09/15/24	181,146
73,260	GNMA I Pool #780685	6.500%	12/15/27	83,242
93,997	GNMA I Pool #780977	7.500%	12/15/28	113,190
236,629	GNMA I Pool #781120	7.000%	12/15/29	283,537
284,387	GNMA I Pool #782771	4.500%	09/15/24	309,220
13,724	GNMA II Pool #000723	7.500%	01/20/23	16,050
1,201	GNMA II Pool #001596	9.000%	04/20/21	1,435
19,960	GNMA II Pool #002268	7.500%	08/20/26	24,950
55,933	GNMA II Pool #002442	6.500%	06/20/27	63,808
3,467	GNMA II Pool #002855	8.500%	12/20/29	4,326
83,339	GNMA II Pool #003284	5.500%	09/20/32	92,093
148,935	GNMA II Pool #003346	5.500%	02/20/33	164,626
51,392	GNMA II Pool #003401	4.500%	06/20/33	56,759
336,204	GNMA II Pool #003403	5.500%	06/20/33	371,625
80,531	GNMA II Pool #003554	4.500%	05/20/34	88,914
218,996	GNMA II Pool #003689	4.500%	03/20/35	241,795
512,761	GNMA II Pool #003931	6.000%	12/20/36	573,698
16,883	GNMA II Pool #004149	7.500%	05/20/38	20,834
586,009	GNMA II Pool #004260	6.000%	10/20/38	630,930
79,181	GNMA II Pool #004284	5.500%	11/20/38	83,750
434,336	GNMA II Pool #004291	6.000%	11/20/38	484,868
230,479	GNMA II Pool #004308	5.000%	12/20/38	242,301
317,810	GNMA II Pool #004412	5.000%	04/20/39	337,090
516,245	GNMA II Pool #004561	6.000%	10/20/39	577,597
438,325	GNMA II Pool #004751	7.000%	12/20/38	522,716
68,613	GNMA II Pool #004752	7.500%	11/20/38	83,266
389,919	GNMA II Pool #004753	8.000%	08/20/30	483,388
331,272	GNMA II Pool #004805	6.500%	09/20/40	379,311
115,889	GNMA II Pool #004808	8.000%	01/20/31	142,834
1,624,596	GNMA II Pool #004828	4.500%	10/20/40	1,765,295
639,556	GNMA II Pool #004838	6.500%	10/20/40	732,301
936,675	GNMA II Pool #004848	3.500%	11/20/40	986,748
281,926	GNMA II Pool #004993	7.000%	03/20/41	339,520
267,293	GNMA II Pool #005053	5.000%	05/20/41	281,003
338,678	GNMA II Pool #005257	4.000%	12/20/41	360,658
752,140	GNMA II Pool #005294	7.000%	11/20/40	895,413
92,523	GNMA II Pool #575787	5.760%	03/20/33	104,988
99,723	GNMA II Pool #608120	6.310%	01/20/33	112,447
281,023	GNMA II Pool #610116	5.760%	04/20/33	317,926
66,679	GNMA II Pool #610143	5.760%	06/20/33	73,787
161,940	GNMA II Pool #612121	5.760%	07/20/33	179,203
215,724	GNMA II Pool #648541	6.000%	10/20/35	240,859
497,388	GNMA II Pool #719213	6.500%	02/20/33	571,614

See Notes to Financial Statements.	56

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2012

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$143,335	GNMA II Pool #748939	4.000%	09/20/40	$158,807
647,172	GNMA, Series 1998-21, Class ZB	6.500%	09/20/28	763,464
153,126	GNMA, Series 1999-25, Class TB	7.500%	07/16/29	185,672
555,502	GNMA, Series 1999-4, Class ZB	6.000%	02/20/29	635,790
211,516	GNMA, Series 2000-14, Class PD	7.000%	02/16/30	251,030
163,719	GNMA, Series 2001-4, Class PM	6.500%	03/20/31	192,442
383,432	GNMA, Series 2002-22, Class GF	6.500%	03/20/32	455,889
144,163	GNMA, Series 2002-40, Class UK	6.500%	06/20/32	171,290
111,404	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	130,146
188,053	GNMA, Series 2002-6, Class GE	6.500%	01/20/32	219,156
94,131	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	111,963
214,000	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	250,993
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	180,037
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	208,168
503,000	GNMA, Series 2003-46, Class ND	5.000%	06/20/33	563,382
575,000	GNMA, Series 2003-57, Class C	4.500%	04/20/33	661,890
117,000	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	125,194
125,000	GNMA, Series 2004-63, Class AG	6.000%	07/20/32	147,174
211,000	GNMA, Series 2005-13, Class BE	5.000%	09/20/34	240,842
895,942	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	992,497
227,000	GNMA, Series 2005-51, Class DC	5.000%	07/20/35	253,397
100,000	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	117,468
809,000	GNMA, Series 2006-17, Class TW	6.000%	04/20/36	967,667
90,205	GNMA, Series 2007-18, Class B	5.500%	05/20/35	104,019
525,000	GNMA, Series 2007-6, Class LE	5.500%	02/20/37	623,511
250,000	GNMA, Series 2007-68, Class NA	5.000%	11/20/37	285,833
120,000	GNMA, Series 2007-70, Class PE	5.500%	11/20/37	138,498
300,000	GNMA, Series 2008-35, Class EH	5.500%	03/20/38	362,959
757,000	GNMA, Series 2008-65, Class PG	6.000%	08/20/38	924,809
1,158,784	GNMA, Series 2009-14, Class AG	4.500%	03/20/39	1,265,760
157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	179,251
592,665	GNMA, Series 2009-57, Class VB	5.000%	06/16/39	702,238
194,000	GNMA, Series 2009-93, Class AY	5.000%	10/20/39	221,792
2,000,000	GNMA, Series 2010-116, Class PB	5.000%	06/16/40	2,441,156
350,000	GNMA, Series 2010-89, Class BG	4.000%	07/20/40	382,894
53,745	GNMA, Series 2011-32, Class TA	4.000%	05/16/40	53,943
289,348	Vendee Mortgage Trust, Series 1996-1, Class 1Z	6.750%	02/15/26	338,229
232,171	Vendee Mortgage Trust, Series 1998-1, Class 2E	7.000%	03/15/28	278,538

Total Agency Mortgage-Backed Securities (identified cost, $74,406,977)	$77,396,619

TOTAL FIXED INCOME INVESTMENTS (identified cost, $74,406,977) — 97.4%	$77,396,619

SHORT-TERM INVESTMENTS - 6.3%

$5,022,467	Fidelity Government Money Market Fund, 0.01% (1)	$5,022,467

TOTAL SHORT-TERM INVESTMENTS (identified cost, $5,022,467) — 6.3%	$5,022,467

TOTAL INVESTMENTS (identified cost, $79,429,444) — 103.7%	$82,419,086

LIABILITIES, IN EXCESS OF OTHER ASSETS — (3.7)%	(2,965,052)

NET ASSETS — 100.0%	$79,454,034

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2012.

See Notes to Financial Statements.	57

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2012			For the Year Ended December 31, 2012

ASSETS:	TRUE		INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value			8.00E+07	Interest income	$2,156,795
(identified cost $79,429,444) (Note 1A)	$82,419,086	######		Dividend income	270
Receivable for fund shares sold	55,048			Total investment income	$2,157,065
Dividends and interest receivable	304,320
Prepaid expenses and other assets	18,559		Expenses –
Total assets	$82,797,013			Investment adviser fee (Note 3)	$310,088
				Administrator fee (Note 3)	62,017
LIABILITIES:				Trustee expense (Note 3)	14,979
Payable for fund shares reacquired	$15,150			Custodian fee	6,930
Payable for investment securities purchased	3,169,723			Accountant fee	41,296
Distributions payable	129,942			Pricing	41,290
Accrued expenses and other liabilities	28,164			Distribution expenses (Note 4)	172,271
Total liabilities	$3,342,979			Transfer agent fee	28,800
NET ASSETS	$79,454,034			Printing	253
				Shareholder communications	7,711
NET ASSETS CONSIST OF:				Audit services	20,000
Paid-in capital	$78,242,512			Legal services	27,537
Accumulated net realized loss on investments	(1,778,191)			Compliance services	7,027
Undistributed net investment income	71			Registration costs	24,473
Unrealized appreciation on investments	2,989,642			Interest expense (Note 8)	697
Net assets applicable to outstanding shares	$79,454,034			Miscellaneous	34,024
				Total expenses	$799,393
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,940,496
			Deduct –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.01			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(178,553)
				Net expenses	$620,840
				Net investment income	$1,536,225

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized gain on investment transactions	$71,311
				Net change in unrealized appreciation (depreciation) on investments	347,133
				Net realized and unrealized gain on investments	$418,444
				Net increase in net assets from operations	$1,954,669

See Notes to Financial Statements.	58

Wright Current Income Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012	December 31, 2011

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,536,225	$1,473,024
0	Net realized gain on investment transactions	71,311	251,314
Net change in unrealized appreciation (depreciation) on investments	347,133	1,174,061
Net increase in net assets from operations	$1,954,669	$2,898,399
Distributions to shareholders (Note 2)
From net investment income	$(2,698,291)	$(1,997,208)
Total distributions	$(2,698,291)	$(1,997,208)
Net increase in net assets resulting from fund share transactions (Note 6)	$18,872,240	$19,839,935
Net increase in net assets	$18,128,618	$20,741,126
##
NET ASSETS:
At beginning of year	61,325,416	40,584,290
At end of year	$79,454,034	$61,325,416

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$71	$22

See Notes to Financial Statements.	59

Wright Current Income Fund (WCIF)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2012	2011	2010	2009	2008

Net asset value, beginning of year	$10.100	$9.910	$9.830	$9.700	$9.590
Income from investment operations:
Net investment income (1)	0.225	0.303	0.377	0.472	0.447
Net realized and unrealized gain	0.081	0.302	0.175	0.118	0.122
Total income from investment operations	0.306	0.605	0.552	0.590	0.569

Less distributions:
From net investment income	(0.396)	(0.415)	(0.472)	(0.460)	(0.459)
Net asset value, end of year	$10.010	$10.100	$9.910	$9.830	$9.700
Total Return(2)	3.06%	6.22%	5.70%	6.20%	6.10%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$79,454	$61,325	$40,584	$33,029	$38,806
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.92%	0.96%
Net expenses after custodian fee reduction	N/A	N/A	N/A	0.92%	0.95%
Net investment income	2.23%	3.03%	3.79%	4.81%	4.66%
Portfolio turnover rate	27%	50%	54%	57%	57%

	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008	For the years ended December 31, 2012, 2011, 2010, 2009 and 2008
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

............................................................	2012	2011	2010	2009	2008

Ratios (As a percentage of average daily net assets):
Expenses	1.16%	1.19%	1.33%	1.32%	1.24%
Expenses after custodian fee reduction	N/A	N/A	N/A	1.32%	1.23%
Net investment income	1.97%	2.74%	3.36%	4.41%	4.38%
............................................................

See Notes to Financial Statements.	60

The Wright Managed Income Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Total Return Bond Fund (“WTRB”) and Wright Current Income Fund (“WCIF”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

Paydown gains and losses are included in interest income.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2012, WTRB and  WCIF, for federal income tax purposes, had capital loss carryforwards subject to expiration of $1,479,549 and $356,458, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

61

The Wright Managed Income Trust
Notes to Financial Statements

December 31,	WTRB	WCIF
2013	$ -	$196,117
2014	981,419	-
2015	199,047	160,341
2017	299,083	-

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates.  Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused.  In addition to the amounts noted in the table above, WCIF has $776,237 available short term capital loss carryforwards and $476,174 available long term capital loss carryforwards that have no expiration date.

A capital loss carryover of $196,117, included in WCIF’s amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of December 31, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2012, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

62

The Wright Managed Income Trust
Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2012, and December 31, 2011, was as follows:

Year Ended 12/31/12	WTRB	WCIF
Distributions declared from:
Ordinary income	$1,124,326	$2,698,291

Year Ended 12/31/11
Distributions declared from:
Ordinary income	$1,214,917	$1,997,208

During the year ended December 31, 2012, the following amounts were reclassified due to premium amortization, paydown gain (loss) and expiring capital loss carryovers.

Increase (decrease):	WTRB	WCIF
Paid-in capital	$(66)	$(248,470)
Accumulated net realized gain (loss)	(302,122)	(913,645)
Accumulated undistributed net investment income (loss)	302,188	1,162,115

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF
Undistributed ordinary income	$-	$71
Capital loss carryforward	(1,479,549)	(1,608,869)
Unrealized appreciation	1,613,784	2,820,320
Total	$134,235	$1,211,522

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and paydown gain (loss).

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WTRB	0.45%	0.44%	0.42%	0.40%	0.35%
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2012, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WTRB	$145,420	0.45%
WCIF	$310,088	0.45%

63

The Wright Managed Income Trust
Notes to Financial Statements

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2012, the administrator fee for WTRB and WCIF amounted to $22,621 and $62,017, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

Pursuant to the Letter of Engagement, A M Moody Consulting LLC, an affiliate of the Distributor, provides compliance and administrative consulting services to the Funds. A. M. Moody III, President of A M Moody Consulting LLC, is a control affiliate and an officer of the Distributor.  Fees paid to A M Moody Consulting Group LLC pursuant to the Letter of Engagement are reflected on the Statement of Operations within the caption Miscellaneous. Neither the Distributor nor A M Moody Consulting LLC, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2012, for WTRB  and WCIF were  $80,789 and $172,271, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2012, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2013 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $67,952 and $6,282 for WTRB and

64

The Wright Managed Income Trust
Notes to Financial Statements

WCIF, respectively. WISDI waived distribution fees of $80,789 and $172,271 for WTRB and WCIF, respectively.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2012
	WTRB	WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ 1,196,999	$ -
U.S. Government & Agency Obligations	20,175,504	36,119,546
Sales -
Non-U.S. Government & Agency Obligations	$ 4,467,418	$ 64,424
U.S. Government & Agency Obligations	23,389,193	18,084,691

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
WTRB
Sold	780,654	$10,400,804	620,725	$8,102,660
Issued to shareholders in payment of distributions declared	43,663	582,172	56,493	737,603
Redemptions	(1,301,080)	(17,349,146)	(806,155)	(10,522,621)
Net decrease	(476,763)	$(6,366,170)	(128,937)	$(1,682,358)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
WCIF
Sold	3,809,266	$38,430,259	4,106,579	$41,203,680
Issued to shareholders in payment of distributions declared	134,887	1,362,875	108,804	1,090,141
Redemptions	(2,073,456)	(20,920,894)	(2,239,228)	(22,453,886)
Net increase	1,870,697	$18,872,240	1,976,155	$19,839,935

65

The Wright Managed Income Trust
Notes to Financial Statements

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2012, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2012
	WTRB	WCIF
Aggregate cost	$23,005,562	$79,598,766
Gross unrealized appreciation	$1,669,319	$2,942,297
Gross unrealized depreciation	(55,535)	(121,977)
Net unrealized appreciation	$1,613,784	$2,820,320

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2012, the Funds had no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2012, were as follows:

	WTRB	WCIF
Average borrowings	$379,714	$198,211
Average interest rate	1.23%	1.24%

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

66

The Wright Managed Income Trust
Notes to Financial Statements

WTRB
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$-	$208,356	$-	$208,356
Commerical Mortgage-Backed Securities	-	2,178,056	-	2,178,056
Residential Mortgage-Backed Securities	-	42,144	-	42,144
Corporate Bonds	-	11,940,641	-	11,940,641
U.S. Government Interests	-	9,273,628	-	9,273,628
Short-Term Investments	-	976,521	-	976,521
Total Investments	$-	$24,619,346	$-	$24,619,346

WCIF
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$77,396,619	$-	$77,396,619
Short-Term Investments	-	5,022,467	-	5,022,467
Total Investments	$-	$82,419,086	$-	$82,419,086

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

10. New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs.  ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

11. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2012, events and transactions subsequent to December 31, 2012, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

67

The Wright Managed Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund

We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund, each a series of shares of The Wright Managed Income Trust (the "Funds"), including the portfolios of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 1, 2013

68

The Wright Managed Income Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Qualified Interest Income – Wright Total Return Bond Fund and Wright Current Income Fund designate 96.43% and 99.99%, respectively, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

69

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/ Director/ Partnership/ Employment Positions Held
Interested Trustees
Peter M. Donovan** Age 70	President and Trustee	President and Trustee since Inception	Chairman, Chief Executive Officer, President, and Director of Wright and Winthrop; Chief Investment Officer and Chairman of the Investment committee; a director of WISDI; President of 5 funds managed by Wright.	5	Director, National Patent Development Corporation
Independent Trustees
James J. Clarke Age 71	Trustee	Trustee since December, 2002	President, Clarke Consulting (bank consultant - financial management and strategic planning); Director - Reliance Bank, Altoona, PA since August 1995; Director - Quaint Oak Bank, Southampton, PA since March 2007; Director – Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	5	None
Dorcas R. Hardy Age 66	Trustee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates ( a public policy and government relations firm) Spotsylvania, VA; Director, First Coast Service Options since 1998 to 2009.	5	None
Richard E. Taber Age 64	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First Country Bank, Stamford, CT through 2011.	5	None
Principal Officers who are not Trustees
A.M. Moody, III Age 76	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 1, 2003; President of WISDI since 2005; Vice President of 5 funds managed by Wright; Trustee of the Trusts, 1990 to 2012; Retired Senior Vice Presdient of Wright and Winthrop.

Michael J. McKeen Age 41	Treasurer	Treasurer since December, 2010	Senior Vice President, Atlantic Fund Services, LLC 2008 to present; 2003 to 2008 Citigroup Fund Services, LLC; Officer of 5 funds managed by Wright.
Christopher A. Madden Age 45	Secretary	Secretary since December 1, 2009	Counsel at Atlantic Fund Services, LLC 2009 to present; 2005 to 2009 Citigroup Fund Services, LLC; 1997 to 2005 State Street Bank and Trust Company; Officer of 5 funds managed by Wright.
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

70

Board of Trustees
Annual Approval of the Investment Advisory Agreement (Unaudited)

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

1. Performance and Quality of Services. The Trustees considered the quality of services provided by Wright as well as Wright’s oversight of vendors. The Trustees also considered the resources devoted to Wright’s compliance efforts and their record of compliance. The Trustees concluded that the services being provided by Wright are as agreed to in the Advisory Contracts and that the quality of service is good.

The Trustees relied on market comparisons and Morningstar data to assess the performance of each Fund over one, three, five and ten year periods. The Trustees noted that Wright Selected Blue Chip Equities Fund (WSBC) outperformed its benchmark in 2011 but underperformed its benchmark in the three to ten year time frames. They also observed that WSBC outperformed its peer group over each time period.

The Trustees saw that Wright Major Blue Chip Equities Fund (WMBC) outperformed its peer group in 2011 but underperformed its peer group over the three to ten year time frames. They also noted that WMBC generally underperformed its benchmark across all time periods.

The Trustees observed that Wright International Blue Chip Equities Fund (WIBC) underperformed its benchmark across all time periods. They noted that WIBC outperformed its peer group in 2011 but underperformed that group in the three to ten year time periods.

The Trustees noted that the performance of Wright Total Return Bond Fund (WTRB) was generally comparable to its benchmark and its peer group. They observed that WTRB underperformed its benchmark in 2011 and over five and ten years, but outperformed the benchmark for the three year period. The Trustees then noted that WTRB outperformed its peer group in 2011 and over five and ten years, but underperformed its peer group for the three year period.

The Trustees observed that Wright Current Income Fund (WCIF) underperformed its benchmark across all periods. They also noted that WCIF performed comparably to its peer group, with underperformance in 2011 and over three years while outperforming the peer group over the five and ten year periods.

2. Fees and expense ratios. The Trustees noted that the Funds’ expense ratios exceed those of some of their peers, but are reasonably similar and that the expense ratios for both WSBC and WTRB are equal to or lower than the median for their respective peer groups. The Trustees noted that the Funds’ expense ratios remain generally unchanged from the prior year, although they specifically noted that WIBC’s expense ratio had increased. They also considered the contractual expense limitations in place for each Fund. The Trustees concluded that, based upon the information provided by Wright, the compensation paid by the Funds to Wright is in the average range of compensation charged by other advisers for similar services and appear fair, and also that the Funds’ expenses do not appear excessive.

3. Relationship of fees and performance. The Trustees observed that performance in 2011 fell below the Funds’ respective benchmarks, with the exception of WSBC which outperformed its benchmark. They also noted, however, that performance in 2011 for the Funds exceeded that of their respective peer groups, in some cases significantly, with the exception of WIBC which underperformed but was comparable. The Trustees assessed each Fund’s fee structure against those of its peer group, as well as in comparison to the fee structure for private accounts. The Trustees concluded that, based on the overall short-term and long-term performance of the Funds, the fee structure appears to be fair and reasonable.

4. Profitability and Economies of Scale. The Trustees assessed the level of profitability to Wright as adviser to each Fund and concluded that such was reasonable and not excessive. The Trustees also considered Wright’s financial condition, and noted that continuing subsidies by Wright to the majority of the Funds limited the overall profitability of those Funds to Wright. The Trustees observed that the Funds have breakpoints which appear to be typical and serve to limit concerns over economies of scale. The Trustees concluded that economies of scale are not a major concern at the Funds’ current asset levels.

71

Important Notices Regarding Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 888-9471.

Shareholder Proxy Vote

At a special meeting of shareholders, held on September 14, 2012, shares were voted as follows on the proposal presented to shareholders to approve a new Investment Advisory Agreement between each Fund and Wright Investors’ Service, Inc.:

	For	Against	Abstain
WSBC	2,261,655	6,110	2,677

WMBC	795,075	807	5,854

WIBC	1,725,524	2,132	3,403

WTRB	1,675,515	0	5,278

WCIF	4,807,519	2,256	19,341

72

Important Notices Regarding Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 888-9471. This description is also available on the SEC website at http://www.sec.gov.

73

The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

Two Fixed-Income Funds

Wright Total Return Bond Fund (WTRB) (the “Fund”) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser’s opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle.  Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF) (the “Fund”) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays GNMA Backed Bond Index.

WRIGHT
INVESTORS' SERVICE

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06461

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Christopher A. Madden, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461

Principal Underwriter
Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461
(800) 888-9471
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-121231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Income Trust  (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)
The Code of Ethics has been amended to remove requirements to report under the former administrator’s code of ethics, provide for independent review of access person reports made by the review officer, add affiliated distributor reporting and review requirements, and replace references to the adviser’s code of ethics with descriptions of trust-specific prohibited conduct and access person reporting requirements.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (3)  The registrant undertakes to provide a copy of such code of ethics to any person upon request,     without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $34,000 in 2011 and $34,000 in 2012.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000 in 2011 and $6,000 in 2012.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

        (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Income Trust (On behalf of Wright Total Return Bond Fund and Wright Current Income Fund)

By           /s/ Peter M. Donovan
                Peter M. Donovan
President

Date         Febraury 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Peter M. Donovan
               Peter M. Donovan
President

Date           February 28, 2013

By           /s/ Michael J. McKeen
Michael J. McKeen
Treasurer

Date          February 28, 2013